            Nuveen New York Insured Dividend Advantage Municipal Fund
                                  Common Shares

                       Supplement dated April 19, 2002 to
                         Prospectus dated March 25, 2002

Effective immediately, paragraph two of the section entitled "Risks-- Concentration Risk" on page 22 of the Fund's Prospectus will be deleted and replaced with the following:

     The events of September 11, 2001 had a significant impact upon the State economy generally and more directly on that of the City. The City and State expect, based on actions of the U.S. Congress and the President, that they will be fully reimbursed for the cost to recover from, clean up and repair the consequences of the World Trade Center attack. However, prior to September 11, the nation's and the State's economies had been weakening and the loss of over seventy thousand jobs in the City as a direct result of September 11 will produce material budgetary pressures including increases to later year budget gaps for the City and reductions to State surpluses. The State has not quantified the impact of expected reductions in receipts and increased expenditures for unemployment and economic revitalization resulting from September 11. The City of New York Executive Budget Fiscal Year 2003 released by the Mayor of the City on April 17, 2002 (the "Executive Budget"), projects total revenue lost to the City as a result of September 11 during the 2002-2006 fiscal years will be $3.9 billion and that expenses over the same period have increased by $6.1 billion from projections prepared prior to September 11.

Effective immediately, paragraph six of the section entitled "Risks-- Concentration Risk" on page 23 of the Fund's Prospectus will be deleted and replaced with the following:

     On April 17, 2002, the Mayor of the City released the Executive Budget for fiscal year 2003 (July 1, 2002 to June 30, 2003), which includes a financial plan for fiscal years 2003 through 2006. The Executive Budget incorporates a number of steps to close a projected $5.0 billion budget gap, including city agency cuts ranging up to 36%, staffing changes requiring union consent, stretching out some elements of the City's four year construction plan to five years, debt restructuring and asset sales and proposed State and federal initiatives to generate up to $2.2 billion of gap closing actions in fiscal year 2003 and an aggregate of $5.5 billion in fiscal years 2004 through 2006. The Mayor has also proposed that the City issue $1.5 billion of its general obligation bonds in fiscal year 2003 to help close the budget gap. As a result of extraordinary actions to address the impact of September 11, the Executive Budget projects a budget surplus of $322 million in the 2002 fiscal year and budget gaps of $5.2 billion, $5.6 billion and $6.0 billion, respectively, for the 2004, 2005 and 2006 fiscal years prior to any gap closing actions. Some of the gap closing measures proposed in the Executive Budget for fiscal year 2003 have recurring effects and are projected to reduce the fiscal year 2004, 2005 and 2006 budget gaps to $2.7 billion, $3.1 billion and $3.6 billion, respectively. The Mayor proposed to close these outyear gaps through unspecified additional City agency cuts, federal and State initiatives and other actions. It should be noted that the City Council must approve the Executive Budget and that it may not agree to certain of the Mayor's gap closing proposals.

Effective immediately, paragraph eight of the section entitled "Risks-- Concentration Risk" on page 23 of the Fund's Prospectus will be deleted and replaced with the following:

     As of March 13, 2002, Moody's rated the City's outstanding general obligation bonds A2, Standard and Poor's rated such bonds A and Fitch rated such bonds A+. As of April 17, 2002, none of these rating agencies had commented on the Executive Budget and there can be no assurance that, after review thereof, their ratings of the City's general obligation bonds will remain unchanged. Such ratings reflect only the view of Moody's, Standard and Poor's and Fitch, from which an explanation of the significance of such ratings may be obtained. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of City bonds and could increase the City's borrowing costs. See "Factors Pertaining to New York" in the Statement of Additional Information for more information about New York.

                                                            Dated March 25, 2002
                                                                 As Supplemented
                                                                  April 19, 2002

            Nuveen Insured New York Dividend Advantage Municipal Fund

                      STATEMENT OF ADDITIONAL INFORMATION


     Nuveen Insured New York Dividend Advantage Municipal Fund (the "Fund" or the "New York Fund") is a newly organized, non-diversified closed-end management investment company.

     This Statement of Additional Information relating to common shares of the Fund ("Common Shares") does not constitute a prospectus, but should be read in conjunction with the Fund's Prospectus relating thereto dated March 25, 2002 (the "Prospectus"). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Common Shares, and investors should obtain and read the Fund's Prospectus prior to purchasing such shares. A copy of the Fund's Prospectus may be obtained without charge by calling (800) 257-8787. You may also obtain a copy of the Fund's Prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

                               TABLE OF CONTENTS

                                                                  Page
                                                                --------
Use of Proceeds                                                        3
Investment Objectives                                                  5
Investment Policies and Techniques                                    10
Other Investment Policies and Techniques                              18
Management of the Fund                                                21
Investment Adviser                                                    27
Portfolio Transactions                                                28
Distributions                                                         29
Description of Shares                                                 30
Certain Provisions in the Declaration of Trust                        33
Repurchase of Fund Shares; Conversion to Open-End Fund                34
Tax Matters                                                           37
Performance Related and Comparative Information                       40
Experts                                                               41
Custodian                                                             41
Additional Information                                                41
Report of Independent Auditors                                        43
Financial Statements                                                  44
Ratings of Investments (Appendix A)                                  A-1
Taxable Equivalent Yield Tables (Appendix B)                         B-1
Description of Insurers (Appendix C)                                 C-1
Hedging Strategies and Risks (Appendix D)                            D-1
Factors Pertaining to New York (Appendix E)                          E-1
Performance Related and Comparative Information (Appendix F)         F-1

This Statement of Additional Information is dated March 25, 2002

                                USE OF PROCEEDS

     The net proceeds of the offering of Common Shares of the Fund will be approximately: $100,065,000 ($115,074,750 if the Underwriters exercise the over-allotment option in full) after payment of organization and offering costs.

     For the Fund, Nuveen Advisory has agreed to pay (i) all organizational expenses and (ii) offering costs (other than sales load) that exceed $0.03 per Common Share.


     Pending investment in municipal bonds that meet the Fund's investment objectives and policies, the net proceeds of the offering will be invested in high quality, short-term tax-exempt money market securities or in high quality municipal bonds with relatively low volatility (such as pre-refunded and intermediate-term bonds), to the extent such securities are available. If necessary to invest fully the net proceeds of the offering immediately, the Fund may also purchase, as temporary investments, short-term taxable investments of the type described under "Investment Policies and Techniques--Investment in Municipal Bonds--Portfolio Investments," the income on which is subject to regular federal income tax and securities of other open or closed-end investment companies that invest primarily in municipal bonds of the type in which the Fund may invest directly.

                             INVESTMENT OBJECTIVES

The Fund's investment objective is to provide current income exempt from regular federal, New York State and New York City income tax, and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund's investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

     The Fund's investment in underrated or undervalued municipal bonds will be based on Nuveen Advisory's belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise (relative to the market) to reflect their true value. The Fund attempts to increase its portfolio value relative to the municipal bond market by prudent selection of municipal bonds regardless of the direction the market may move. Any capital appreciation realized by the Fund will generally result in the distribution of taxable capital gains to holders of Common Shares. The Fund's investment objectives are fundamental policies of the Fund.


     Under normal circumstances, the Fund seeks to achieve its investment objectives by investing at least 80% of its net assets in a portfolio of tax-exempt municipal bonds that are covered by insurance guaranteeing the timely payment of principal and interest thereon. The Fund will notify shareholders at least 60 days prior to any change in this 80% policy. The Fund also may invest up to 20% of its net assets in (i) uninsured municipal bonds that are backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities to ensure timely payment of principal and interest, or (ii) other municipal bonds that are rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch) or are unrated but judged to be of comparable quality by Nuveen Advisory.


     The Fund has not established any limit on the percentage of its portfolio that may be invested in municipal bonds subject to the alternative minimum tax provisions of federal tax law, and the Fund expects that a substantial portion of the income it produces will be includable in alternative minimum taxable income. Common Shares therefore would not ordinarily be a suitable investment for investors who are subject to the federal alternative minimum tax or who would become subject to such tax by purchasing Common Shares. The suitability of an investment in Common Shares will depend upon a comparison of the after-tax yield likely to be provided from the Fund with that from comparable tax-exempt investments not subject to the alternative minimum tax, and from comparable fully taxable investments, in light of each such investor's tax position. Special considerations apply to corporate investors. See "Tax Matters."

Investment Restrictions

     Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding Common Shares and, if issued, MuniPreferred Shares (as hereinafter defined) voting together as a single class, and of the holders of a majority of the outstanding MuniPreferred Shares voting as a separate class:

          (1) Under normal circumstances, invest less than 80% of the Fund's net assets (plus any borrowings for investment purposes) in investments the income from which is exempt from regular federal, New York State and New York City income tax;

          (2) Issue senior securities, as defined in the Investment Company Act of 1940, other than MuniPreferred Shares, except to the extent permitted under the Investment Company Act of 1940 and except as otherwise described in the Prospectus;

          (3) Borrow money, except from banks for temporary or emergency purposes or for repurchase of its shares, and then only in an amount not exceeding one-third of the value of the Fund's total assets (including the amount borrowed) less the Fund's liabilities (other than borrowings);

          (4) Act as underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities;

          (5) Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitation shall not apply to municipal bonds other than those municipal bonds backed only by the assets and revenues of non-governmental users;

          (6) Purchase or sell real estate, but this shall not prevent the Fund from investing in municipal bonds secured by real estate or interests therein or foreclosing upon and selling such security;

          (7) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, derivative instruments or from investing in securities or other instruments backed by physical commodities);

          (8) Make loans, other than by entering into repurchase agreements and through the purchase of municipal bonds or short-term investments in accordance with its investment objectives, policies and limitations; and

          (9) Purchase any securities (other than obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund's total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer; provided that, with respect to 50% of the Fund's assets, the Fund may invest up to 25% of its assets in the securities of any one issuer.

     For purposes of the foregoing and "Description of Shares--MuniPreferred Shares--Voting Rights" below, "majority of the outstanding," when used with respect to particular shares of the Fund, means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.


     For the purpose of applying the limitation set forth in subparagraph (9) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund's assets that may be invested in municipal bonds insured by any given insurer.


     Under the Investment Company Act of 1940, the Fund may invest only up to 10% of its total assets in the aggregate in shares of other investment companies and only up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a stockholder in any investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's management, advisory and administrative fees with respect to assets so invested. Holders of Common Shares would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. As described in the Prospectus in the section entitled "Risks", the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

     In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. The Fund may not:

          (1) Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

          (2) Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940 or any exemptive relief obtained thereunder.

          (3) Enter into futures contracts or related options or forward contracts, if more than 30% of the Fund's net assets would be represented by futures contracts or more than 5% of the Fund's net assets would be committed to initial margin deposits and premiums on futures contracts and related options.

          (4) Purchase securities when borrowings exceed 5% of its total assets if and so long as MuniPreferred Shares are outstanding.

          (5) Purchase securities of companies for the purpose of exercising control.

          (6) Invest in inverse floating rate securities (which are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and which represent a leveraged investment in an underlying municipal bond).

     The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

     The Fund intends to apply for ratings for its preferred shares (called "MuniPreferred Shares" herein) from Moody's and/or S&P. In order to obtain and maintain the required ratings, the Fund may be required to comply with investment quality, diversification and other guidelines established by Moody's or S&P. Such guidelines will likely be more restrictive than the restrictions set forth above. The Fund does not anticipate that such guidelines would have a material adverse effect on its Common Shareholders or its ability to achieve its investment objectives. The Fund presently anticipates that any MuniPreferred Shares that it intends to issue would be initially given the highest ratings by Moody's ("Aaa") or by S&P ("AAA"), but no assurance can be given that such ratings will be obtained. No minimum rating is required for the issuance of MuniPreferred Shares by the Fund. Moody's and S&P receive fees in connection with their ratings issuances.

                      INVESTMENT POLICIES AND TECHNIQUES

     The following information supplements the discussion of the Fund's investment objectives, policies, and techniques that are described in the Fund's Prospectus.

Investment in Municipal Bonds

     Portfolio Investments

     The New York Fund will invest its net assets in a portfolio of municipal bonds that are exempt from regular federal, New York State and New York City income tax.

     Under normal circumstances, and except for the temporary investments described below, the Fund expects to be fully invested (at least 95% of its assets) in such tax-exempt municipal bonds described herein. Through
March 31, 2003, the Fund may invest in municipal bonds that are exempt from regular federal income tax but not from the Fund's particular state income tax ("Out of State Bonds"), provided that no more than 10% of the Fund's investment income during that time may be derived from Out of State Bonds.

     Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of municipal bonds that are exempt from regular federal income taxes and that are covered by insurance guaranteeing the timely payment of principal and interest thereon. The Fund also may invest up to 20% of its net assets in (i) uninsured municipal bonds that are backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities to ensure timely payment of principal and interest, or (ii) other municipal bonds that are rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch), or bonds that are unrated but judged to be of comparable quality by Nuveen Advisory.

     A general description of Moody's, S&P's and Fitch's ratings of municipal bonds is set forth in Appendix A hereto. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the municipal bonds they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield.


     Except to the extent that the Fund buys temporary investments as described herein, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in tax-exempt municipal bonds that are covered by insurance guaranteeing the timely payment of principal and interest on the bonds. The Fund also may invest up to 20% of its net assets in (i) uninsured municipal bonds that are backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities to ensure timely payment of principal and interest, or (ii) other municipal bonds that are rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch) or are unrated but judged to be of comparable quality by Nuveen Advisory.

     Each insured municipal bond that the Fund holds will either be (1) covered by an insurance policy applicable to a specific security and obtained by the issuer of the security or a third party at the time of original issuance ("Original Issue Insurance"), (2) covered by an insurance policy applicable to a specific security and obtained by the Fund, and/or a third party subsequent to the time of original issuance ("Secondary Market Insurance"), or (3) covered by a master municipal insurance policy purchased by the Fund ("Portfolio Insurance"). The Fund, as a non-fundamental policy that can be changed by the Board of Trustees, will only buy Portfolio Insurance from insurers whose claims-paying ability Moody's rates "Aaa" or S&P or Fitch rates "AAA."

     Information about the various municipal bond insurers with whom the Fund intends to maintain specific insurance policies for particular municipal bonds or policies of Portfolio Insurance is set forth in Appendix C hereto.

     The Fund also may invest up to 20% of its net assets in uninsured municipal bonds that are entitled to the benefit of an escrow or trust account that contains securities issued or guaranteed by the U.S. Government or U.S. Government agencies, backed by the full faith and credit of the United States, and sufficient in amount to ensure the payment of interest and principal on the original interest payment and maturity dates ("collateralized obligations"). These collateralized obligations generally will not be insured and will include, but are not limited to, municipal bonds that have been (1) advance refunded where the proceeds of the refunding have been used to buy U.S. Government or U.S. Government agency securities that are placed in escrow and whose interest or maturing principal payments, or both, are sufficient to cover the remaining scheduled debt service on that municipal bond; or (2) issued under state or local housing finance programs that use the issuance proceeds to fund mortgages that are then exchanged for U.S. Government or U.S. Government agency securities and deposited with a trustee as security for those municipal bonds. These collateralized obligations are normally regarded as having the credit characteristics of the underlying U.S. Government or U.S. Government agency securities.

     The Fund will primarily invest in municipal bonds with long-term maturities in order to maintain a weighted average maturity of 15-30 years, but the average weighted maturity of obligations held by the Fund may be shortened, depending on market conditions. As a result, the Fund's portfolio at any given time may include both long-term and intermediate-term municipal bonds. Moreover, during temporary defensive periods (e.g., times when, in Nuveen Advisory's opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal bonds are available), and in order to keep the Fund's cash fully invested, including the period during which the net proceeds of the offering are being invested, the Fund may invest any percentage of its net assets in short-term investments including high quality, short-term securities that may be either tax-exempt or taxable and up to 10% of its net assets in securities of other open or closed-end investment companies that invest primarily in municipal bonds of the type in which the Fund may invest directly. The Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Tax-exempt short-term investments include various obligations issued by state and local governmental issuers, such as tax-exempt notes (bond anticipation notes, tax anticipation notes and revenue anticipation notes or other such municipal bonds maturing in three years or less from the date of issuance) and municipal commercial paper. The Fund will invest only in taxable short-term investments which are U.S. Government securities or securities rated within the highest grade by Moody's, S&P or Fitch, and which mature within one year from the date of purchase or carry a variable or floating rate of interest. See Appendix A for a general description of Moody's, S&P's and Fitch's ratings of securities in such categories. Taxable short-term investments of the Fund may include certificates of deposit issued by U.S. banks with assets of at least $1 billion, or commercial paper or corporate notes, bonds or debentures with a remaining maturity of one year or less, or repurchase agreements. See "Other Investment Policies and Techniques--Repurchase Agreements." To the extent the Fund invests in taxable investments, the Fund will not at such times be in a position to achieve its investment objective of tax-exempt income.

     The foregoing policies as to ratings of portfolio investments will apply only at the time of the purchase of a security, and the Fund will not be required to dispose of securities in the event Moody's, S&P or Fitch downgrades its assessment of the credit characteristics of a particular issuer.

     Nuveen Advisory seeks to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that it believes are underrated or undervalued or that represent municipal market sectors that are undervalued. Underrated municipal bonds are those whose ratings do not, in Nuveen Advisory's opinion, reflect their true creditworthiness. Undervalued municipal bonds are bonds that, in Nuveen Advisory's opinion, are worth more than the value assigned to them in the marketplace. Nuveen Advisory may at times believe that bonds associated with a particular municipal market sector (for example, electric utilities), or issued by a particular municipal issuer, are undervalued. Nuveen Advisory may purchase such a bond for the Fund's portfolio because it represents a market sector or issuer that Nuveen Advisory considers undervalued, even if the value of the particular bond is consistent with the value of similar bonds. Municipal bonds of particular types or purposes (e.g., hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal bonds of the market sector for reasons that do not apply to the particular municipal bonds that are considered undervalued. The Fund's investment in underrated or undervalued municipal bonds will be based on Nuveen Advisory's belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise (relative to the market) to reflect their true value.

     The Fund has not established any limit on the percentage of its portfolio investments that may be invested in municipal bonds subject to the federal alternative minimum tax provisions of federal tax law, and the Fund expects that a substantial portion of the current income it produces will be includable in alternative minimum taxable income. Special considerations apply to corporate investors. See "Tax Matters."

     Also included within the general category of municipal bonds described in the Fund's Prospectus are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "Municipal Lease Obligations") of municipal authorities or entities. Although a Municipal Lease Obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, a Municipal Lease Obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the Municipal Lease Obligation. However, certain Municipal Lease Obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a "non-appropriation" lease, the Fund's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and disposition or releasing of the property might prove difficult. In order to reduce this risk, the Fund will only purchase Municipal Lease Obligations where Nuveen Advisory believes the issuer has a strong incentive to continue making appropriations until maturity.

     Upon Nuveen Advisory's recommendation, during temporary defensive periods and in order to keep the Fund's cash fully invested, including the period during which the net proceeds of the offering are being invested, the Fund may invest up to 100% of its net assets in short-term investments including high quality, short-term securities that may be either tax-exempt or taxable. To the extent the Fund invests in taxable short-term investments, the Fund will not at such times be in a position to achieve that portion of its investment objective of seeking current income exempt from regular federal income tax. For further information, see, "Short-Term Investments" below.

     Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal bonds may be materially affected.

     The Fund also may invest up to 10% of its net assets in securities of other open or closed-end investment companies that invest primarily in municipal bonds of the type in which the Fund may invest directly. The Fund will generally select obligations which may not be redeemed at the option of the issuer for approximately seven to nine years.

Additional Information on Municipal Bond Insurance

     Original Issue Insurance. If interest or principal on a municipal bond is due, but the issuer fails to pay it, the insurer will make payments in the amount due to the fiscal agent no later than one business day after the insurer has been notified of the issuer's nonpayment. The fiscal agent will pay the amount due to the Fund after the fiscal agent receives evidence of the Fund's right to receive payment of the principal and/or interest, and evidence that all of the rights of payment due shall thereupon vest in the insurer. When the insurer pays the Fund the payment due from the issuer, the insurer will succeed to the Fund's rights to that payment.

     Portfolio Insurance. Each portfolio insurance policy will be noncancellable and will remain in effect so long as the Fund is in existence, the Fund continues to own the municipal bonds covered by the policy, and the Fund pays the premiums for the policy. Each insurer generally will reserve the right at any time upon 90 days' written notice to the Fund to refuse to insure any additional bonds the Fund buys after the effective date of the notice. The Fund's Board of Trustees will generally reserve the right to terminate each policy upon seven day's written notice to an insurer if it determines that the cost of the policy is not reasonable in relation to the value of the insurance to the Fund.

Short-Term Investments

     Short-Term Taxable Fixed Income Securities

     For temporary defensive purposes or to keep cash on hand fully invested, the Fund may invest up to 100% of its net assets in cash equivalents and short-term taxable fixed-income securities, although the Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Short-term taxable fixed income investments are defined to include, without limitation, the following:

          (1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States;
     (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

          (2) Certificates of Deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

          (3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The investment adviser monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The investment adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.


          (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. Nuveen Advisory will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

     Short-Term Tax-Exempt Fixed Income Securities

     Short-term tax-exempt fixed-income securities are securities that are exempt from regular federal income tax and mature within three years or less from the date of issuance. Short-term tax-exempt fixed income securities are defined to include, without limitation, the following:

     Bond Anticipation Notes ("BANs") are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

     Tax Anticipation Notes ("TANs") are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

     Revenue Anticipation Notes ("RANs") are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

     Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

     Bank Notes are notes issued by local government bodies and agencies, such as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

     Tax-Exempt Commercial Paper ("Municipal Paper") represents very short-term unsecured, negotiable promissory notes issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities of municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of Municipal Paper.

     Certain municipal bonds may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.


     While the various types of notes described above as a group represent the major portion of the short-term tax-exempt note market, other types of notes are available in the marketplace and the Fund may invest in such other types of notes to the extent permitted under its investment objectives, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.


Hedging Strategies

     The Fund may periodically engage in hedging transactions. Hedging is a term used for various methods of seeking to preserve portfolio capital value by offsetting price changes in one investment through making another investment whose price should tend to move in the opposite direction. It may be desirable and possible in various market environments to partially hedge the portfolio against fluctuations in market value due to interest rate fluctuations by investment in financial futures and index futures as well as related put and call options on such instruments. Both parties entering into an index or financial futures contract are required to post an initial deposit of 1% to 5% of the total contract price. Typically, option holders enter into offsetting closing transactions to enable settlement in cash rather than take delivery of the position in the future of the underlying security. The Fund will only sell covered futures contracts, which means that the Fund segregates assets equal to the amount of the obligations.

     These transactions present certain risks. In particular, the imperfect correlation between price movements in the futures contract and price movements in the securities being hedged creates the possibility that losses on the hedge by a Fund may be greater than gains in the value of the securities in the Fund's portfolio. In addition, futures and options markets may not be liquid in all circumstances. As a result, in volatile markets, the Fund may not be able to close out the transaction without incurring losses substantially greater than the initial deposit. Finally, the potential deposit requirements in futures contracts create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to hedging transactions will reduce yield. Net gains, if any, from hedging and other portfolio transactions will be distributed as taxable distributions to shareholders. The Fund will not make any investment (whether an initial premium or deposit or a subsequent deposit) other than as necessary to close a prior investment if, immediately after such investment, the sum of the amount of its premiums and deposits would exceed 5% of the Fund's net assets. The Fund will invest in these instruments only in markets believed by Nuveen Advisory to be active and sufficiently liquid. Successful implementation of most hedging strategies would generate taxable income, and the Fund has no present intention to use these strategies. For further information regarding these investment strategies and risks presented thereby, see Appendix D to this Statement of Additional Information.

Factors Pertaining to New York

     Factors pertaining to New York are set forth in Appendix E.

                    OTHER INVESTMENT POLICIES AND TECHNIQUES

Illiquid Securities


     The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"); and repurchase agreements with maturities in excess of seven days.

     Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at a fair value as determined in good faith by the Board of Trustees or its delegate.

Portfolio Trading and Turnover Rate

     Portfolio trading may be undertaken to accomplish the investment objectives of the Fund in relation to actual and anticipated movements in interest rates. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what Nuveen Advisory believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain bonds may cause a temporarily low price for such bonds, as compared with other bonds of like quality and characteristics. The Fund may also engage to a limited extent in short-term trading consistent with its investment objectives. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold, but the Fund will not engage in trading solely to recognize a gain.

     Subject to the foregoing, the Fund will attempt to achieve its investment objectives by prudent selection of municipal bonds with a view to holding them for investment. While there can be no assurance thereof, the Fund anticipates that its annual portfolio turnover rate will generally not exceed 100%. However, the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. Therefore, depending upon market conditions, the annual portfolio turnover rate of the Fund may exceed 100% in particular years.

Other Investment Companies

     The Fund may invest in securities of other open or closed-end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly. The Fund generally expects to invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares or MuniPreferred Shares, or during periods when there is a shortage of attractive, high-yielding municipal bonds available in the market. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company's expenses and would remain subject to payment of the Fund's management, advisory and administrative fees with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. Nuveen Advisory will take expenses into account when evaluating the investment merits of an investment in the investment company relative to available municipal bond investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. As described in the Fund's Prospectus in the section entitled "Risks," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

When-Issued and Delayed Delivery Transactions

     The Fund may buy and sell municipal bonds on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15-45 days of the trade date. On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date the Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under rules of the Securities and Exchange Commission to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value at all times of at least equal to the amount of the commitment. Income generated by any such assets which provide taxable income for federal income tax purposes is includable in the taxable income of the Fund. The Fund may enter into contracts to purchase municipal bonds on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within sixty days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and at the time of delivery the market value may be less than cost.

Repurchase Agreements

     As temporary investments, the Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. Government securities or municipal bonds) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income generated from transactions in repurchase agreements will be taxable. See "Tax Matters" for information relating to the allocation of taxable income between Common Shares and MuniPreferred Shares, if any. The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of Nuveen Advisory, present minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. Nuveen Advisory will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, Nuveen Advisory will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Zero Coupon Bonds


     The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that does not pay interest for its entire life. The market prices of zero coupon bonds are affected to a greater extent by changes in prevailing levels of interest rates and thereby tend to be more volatile in price than securities that pay interest periodically. In addition, because the Fund accrues income with respect to these securities prior to the receipt of such interest, it may have to dispose of portfolio securities under disadvantageous circumstances in order to obtain cash needed to pay income dividends in amounts necessary to avoid unfavorable tax consequences.

                            MANAGEMENT OF THE FUND

Trustees and Officers


     The management of the Fund, including general supervision of the duties performed for the Fund under the Management Agreement, is the responsibility of the Board of Trustees of the Fund. The number of trustees of the Fund is currently set at seven, one of whom is an "interested person" (as the term is defined in the Investment Company Act of 1940) and six of whom are not interested persons. None of the trustees who are not interested persons of the Fund has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.




     Name, Birthdate        Positions and                Principal Occupations Including            Number of
     ---------------        -------------                -------------------------------            ---------
       and Address         Offices with the                Other Directorships During             Portfolios in
       -----------         ----------------                --------------------------             -------------
                            Fund and Year                        Past Five Years                  Fund Complex
                            -------------                        ---------------                  ------------
                            First Elected                                                          Overseen by
                            -------------                                                          -----------
                            or Appointed                                                             Trustee
                            ------------                                                             -------

Trustee who is an interested person of the Fund:
-----------------------------------------------

Timothy R. Schwertfeger*  Chairman of the       Chairman and Director (since July 1996) of The         121
3/28/49                    Board, President     John Nuveen Company, Nuveen Investments, Nuveen
333 West Wacker Drive      and Trustee          Advisory Corp. and Nuveen Institutional
Chicago, IL 60606         1994                  Advisory Corp.; prior thereto, Executive Vice
                                                President and Director of The John Nuveen
                                                Company and Nuveen Investments; Director (since
                                                1992) and Chairman (since 1996) of Nuveen
                                                Advisory Corp. and Nuveen Institutional
                                                Advisory Corp.; Chairman and Director (since
                                                January 1997) of Nuveen Asset Management, Inc.;
                                                Director (since 1996) of Institutional Capital
                                                Corporation; Chairman and Director (since 1999)
                                                of

* Mr. Schwertfeger is an "interested person" of the Fund, as defined in the Investment Company Act of 1940, because he is an officer and director of Nuveen Advisory.

     Name, Birthdate        Positions and                Principal Occupations Including            Number of
     ---------------        -------------                -------------------------------            ---------
       and Address         Offices with the                Other Directorships During             Portfolios in
       -----------         ----------------                --------------------------             -------------
                            Fund and Year                        Past Five Years                  Fund Complex
                            -------------                        ---------------                  ------------
                            First Elected                                                          Overseen by
                            -------------                                                          -----------
                            or Appointed                                                             Trustee
                            ------------                                                             -------
                                                Rittenhouse Financial Services Inc.; Chief
                                                Executive Officer (since September 1999) of
                                                Nuveen Senior Loan Asset Management Inc.


Trustees who are not interested persons of the Fund:
---------------------------------------------------

Robert P. Bremner               Trustee         Private Investor and Management Consultant.            104
8/22/40                           1997
3725 Huntington Street,
  N.W.
Washington, D.C. 20015

Lawrence H. Brown               Trustee         Retired (August 1989) as Senior Vice President         104
7/29/34                           1993          of The Northern Trust Company.
201 Michigan Avenue
Highwood, IL 60040

Anne E. Impellizzeri            Trustee         Executive Director (since 1998) of Manitoga            104
1/26/33                           1994          (Center for Russel Wright's Design with
3 West 29th Street                              Nature); formerly, President and Chief
New York, NY 10001                              Executive Officer of Blanton-Peale Institutes
                                                of Religion and Health (since December 1990);
                                                prior thereto, Vice President, Metropolitan
                                                Life Insurance Co.

Peter R. Sawers                 Trustee         Adjunct Professor of Business and Economics,           104
4/3/33                            1991          University of Dubuque, Iowa; formerly
22 The Landmark                                 (1991-2000) Adjunct Professor, Lake Forest
Northfield, IL 60093                            Graduate School of Management, Lake Forest,
                                                Illinois; prior thereto, Executive Director,
                                                Towers Perrin Australia, a management consulting
                                                firm; Chartered Financial Analyst; Certified
                                                Management Consultant.

William J. Schneider            Trustee         Senior Partner and Chief Operating Officer,            104
9/24/44                           1997          Miller-Valentine Group, Vice President,
4000 Miller-Valentine Ct.                       Miller-Valentine Realty, a development and
P. O. Box 744                                   contract company; Chair, Miami Valley Hospital;
Dayton, OH 45401                                Vice Chair, Miami Valley Economic Development
                                                Coalition; formerly, Member, Community Advisory
                                                Board, National City Bank, Dayton, Ohio and
                                                Business Advisory Council, Cleveland Federal
                                                Reserve Bank.

Judith M. Stockdale             Trustee         Executive Director, Gaylord and Dorothy                104
12/29/47                          1997          Donnelley Foundation (since 1994); prior
35 E. Wacker Drive                              thereto, Executive Director, Great Lakes
Suite 2600                                      Protection Fund (from 1990 to 1994).
Chicago, IL 60601



     Name, Birthdate        Positions and                Principal Occupations Including            Number of
     ---------------        -------------                -------------------------------            ---------
       and Address         Offices with the                Other Directorships During             Portfolios in
       -----------         ----------------                --------------------------             -------------
                            Fund and Year                        Past Five Years                  Fund Complex
                            -------------                        ---------------                  ------------
                            First Elected                                                          Overseen by
                            -------------                                                          -----------
                             or Appointed                                                            Officer
                             ------------                                                            -------
Officers of the Fund:
--------------------

Michael T. Atkinson       Vice President        Vice President (since January 2002), formerly,         119
2/3/66                    2002                  Assistant Vice President (since 2000), previously,
333 W. Wacker Drive                             associate of Nuveen Investments.
Chicago, IL 60606

Paul L. Brennan           Vice President        Vice President (since January 2002), formerly,         119
11/10/66                  2002                  Assistant Vice President (since 1997), of Nuveen
333 W. Wacker Drive                             Advisory Corp.; prior thereto, portfolio manager of
Chicago, IL 60606                               Flagship Financial Inc.

Peter H. D'Arrigo         Vice President and    Vice President of Nuveen Investments (since            121
11/28/67                   Treasurer            January 1999), prior thereto, Assistant Vice
333 W. Wacker Drive       1999                  President (from January 1997); formerly,
Chicago, IL   60606                             Associate of Nuveen Investments; Vice President
                                                and Treasurer (since September 1999) of Nuveen
                                                Senior Loan Asset Management Inc.; Chartered
                                                Financial Analyst.

Michael S. Davern         Vice President        Vice President of Nuveen Advisory                      119
6/26/57                   1997                  Corp. (since January 1997); prior thereto, Vice
333 W. Wacker Drive                             President and Portfolio Manager of Flagship
Chicago, IL   60606                             Financial.

Susan M. DeSanto          Vice President        Vice President of Nuveen Advisory Corp. (since         121
9/8/54                    2001                  August 2001); previously, Vice President of
333 W. Wacker Drive                             Van Kampen Investment Advisory Corp.
Chicago, IL 60606                               (since 1998); prior thereto, Assistant Vice
                                                President of Van Kampen Investment Advisory
                                                Corp. (since 1994).

Jessica R. Droeger        Vice President        Vice President (since January 2002), formerly,         121
9/24/64                   2002                  Assistant Vice President and Assistant General
333 W. Wacker Drive                             Counsel (since May 1998) of Nuveen Investments;
Chicago, IL 60606                               Assistant Vice President and Assistant Secretary
                                                (since 1998) of Nuveen Advisory Corp. and Nuveen
                                                Institutional Advisory Corp.; prior thereto,
                                                Associate at the law firm D'Ancona Partners LLC

Lorna C. Ferguson         Vice President        Vice President of Nuveen Investments; Vice             121
10/24/45                  1998                  President (since January 1998) of Nuveen
333 W. Wacker Drive                             Advisory Corp. and Nuveen Institutional
Chicago, IL   60606                             Advisory Corp.

William M. Fitzgerald     Vice President        Vice President of Nuveen Advisory Corp.                119
3/2/64                    1995                  (since December 1995); Assistant Vice President
333 W. Wacker Drive                             of Nuveen Advisory Corp. (from September 1992
Chicago, IL   60606                             to December 1995); prior thereto, Assistant
                                                Portfolio Manager of Nuveen Advisory Corp.;
                                                Chartered Financial Analyst.

Stephen D. Foy            Vice President and    Vice President of Nuveen Investments and               121
5/31/54                    Controller           (since May 1998) The John Nuveen Company; Vice
333 W. Wacker Drive       1998                  President (since September 1999) of Nuveen
Chicago, IL   60606                             Senior Loan Management Inc.; Certified Public
                                                Accountant.


     Name, Birthdate       Positions and                 Principal Occupations Including            Number of
     ---------------       -------------                 -------------------------------            ---------
       and Address        Offices with the                 Other Directorships During             Portfolios in
       -----------        ----------------                 --------------------------             -------------
                           Fund and Year                         Past Five Years                  Fund Complex
                           -------------                         ---------------                  ------------
                           First Elected                                                           Overseen by
                           -------------                                                           -----------
                            or Appointed                                                             Officer
                            ------------                                                             -------
J. Thomas Futrell         Vice President        Vice President of Nuveen Advisory Corp.;               119
7/5/55                    1992                  Chartered Financial Analyst.
333 W. Wacker Drive
Chicago, IL 60606

Richard A. Huber          Vice President        Vice President of Nuveen Institutional Advisory        119
3/26/63                   1997                  Corp. (since March 1998) and Nuveen Advisory
333 W. Wacker Drive                             Corp. (since January 1997); prior thereto, Vice
Chicago, IL 60606                               President and Portfolio Manager of Flagship
                                                Financial, Inc.

Steven J. Krupa           Vice President        Vice President of Nuveen Advisory Corp.                119
8/21/57                   1990
333 W. Wacker Drive
Chicago, IL 60606

David J. Lamb             Vice President        Vice President (since March 2000) of Nuveen            121
3/22/63                   2000                  Investments, previously Assistant Vice
333 W. Wacker Drive                             President (since January 1999); prior thereto,
Chicago, IL 60606                               Associate of Nuveen Investments; Certified
                                                Public Accountant.

Larry W. Martin           Vice President and    Vice President, Assistant Secretary and                121
7/27/51                   Assistant Secretary   Assistant General Counsel of Nuveen
333 W. Wacker Drive       1988                  Investments; Vice President and  Assistant
Chicago, IL 60606                               Secretary of Nuveen Advisory Corp. and Nuveen
                                                Institutional Advisory Corp.; Assistant
                                                Secretary of the John Nuveen Company and (since
                                                January 1997) Nuveen Asset Management, Inc.;
                                                Vice President and Assistant Secretary (since
                                                September 1999) of Nuveen Senior Loan Asset
                                                Management Inc.

Edward F. Neild, IV       Vice President        Vice President (since September 1996),                 119
7/7/65                    1996                  previously Assistant Vice President (since
333 W. Wacker Drive                             December 1993) of Nuveen Advisory Corp.,
Chicago, IL 60606                               Portfolio Manager prior thereto; Vice President
                                                (since September 1996), previously Assistant
                                                Vice President (since May 1995), of Nuveen
                                                Institutional Advisory Corp., Portfolio Manager
                                                prior thereto; Chartered Financial Analyst.

Thomas J. O'Shaughnessy   Vice President        Vice President (since January 2002), formerly,         119
9/4/60                    2002                  Assistant Vice President (since 1998), of Nuveen
333 W. Wacker Drive                             Advisory Corp.; prior thereto, portfolio
Chicago, IL 60606                               manager.



                                       24

     Name, Birthdate        Positions and                Principal Occupations Including            Number of
     ---------------        -------------                -------------------------------            ---------
       and Address         Offices with the                Other Directorships During             Portfolios in
       -----------         ----------------                --------------------------             -------------
                            Fund and Year                        Past Five Years                  Fund Complex
                            -------------                        ---------------                  ------------
                            First Elected                                                          Overseen by
                            -------------                                                          -----------
                             or Appointed                                                            Officer
                             ------------                                                            -------
                                                of Nuveen Advisory Corp.; Chartered Financial
                                                Analyst.

Thomas C. Spalding, Jr.     Vice President      Vice President of Nuveen Advisory Corp. and            119
7/31/51                     1982                Nuveen Institutional Advisory Corp.; Chartered
333 W. Wacker Drive                             Financial Analyst.
Chicago, IL 60606

Gifford R. Zimmerman      Vice President and    Vice President, Assistant Secretary and                121
9/9/56                     Secretary            Associate General Counsel, formerly Assistant
333 W. Wacker Drive       1988                  General Counsel, of Nuveen Investments; Vice
Chicago, IL 60606                               President and Assistant Secretary of Nuveen
                                                Advisory Corp. and Nuveen Institutional
                                                Advisory Corp.; Vice President and Assistant
                                                Secretary of The John Nuveen Company (since
                                                May 1994); Vice President and Assistant
                                                Secretary (since September 1999) of Nuveen
                                                Senior Loan Asset Management Inc.; Chartered
                                                Financial Analyst.

     The Board of Trustees has four standing committees: the executive committee, the audit committee, the nominating and governance committee and the dividend and valuation committee.

     Peter R. Sawers and Timothy R. Schwertfeger, Chair, serve as members of the executive committee of the Board of Trustees of the Fund. The executive committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees.

     The audit committee monitors the accounting and reporting policies and practices of the Funds, the quality and integrity of the financial statements of the Funds, compliance by the Funds with legal and regulatory requirements and the independence and performance of the external and internal auditors. The members of the audit committee are William J. Schneider, Chair, Robert P. Bremner, Lawrence H. Brown, Anne E. Impellizzeri, Peter R. Sawers and Judith M. Stockdale.

     The nominating and governance committee is responsible for Board selection and tenure; selection and review of committees; and Board education and operations. In addition, the committee monitors performance of legal counsel and other service providers; periodically reviews and makes recommendations about any appropriate changes to trustee compensation; and has the resources and authority to discharge its responsibilities--including retaining special counsel and other experts or consultants at the expense of the Fund. In the event of a vacancy on the Board, the nominating and governance committee receives suggestions from various sources as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Vice President for Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The nominating and governance committee sets appropriate standards and requirements for nominations for new trustees and reserves the right to interview all candidates and to make the final selection of any new trustees. The members of the nominating and governance committee are Anne E. Impellizzeri, Chair, Robert P. Bremner, Lawrence H. Brown, Peter R. Sawers, William J. Schneider and Judith M. Stockdale.

     The dividend and valuation committee is authorized to declare distributions on the Fund's shares including, but not limited to regular and special dividends, capital gains and ordinary income distributions. The committee also oversees the Fund's Pricing Procedures including, but not limited to, the review and approval of fair value pricing determinations made by Nuveen's Valuation Group. The members of the dividend and valuation committee are Timothy R. Schwertfeger, Chair, and Lawrence H. Brown.

     The trustees of the Fund are also directors or trustees, as the case may be, of 30 Nuveen open-end funds and 74 Nuveen closed-end funds advised by Nuveen Advisory Corp. Mr. Schwertfeger is a director or trustee, as the case may be, of 15 Nuveen open-end and closed-end funds advised by Nuveen Institutional Advisory Corp. and two funds advised by Nuveen Senior Loan Asset Management Inc. None of the independent trustees nor any of their immediate family members has ever been a director, officer, or employee of, or a consultant to, Nuveen Advisory, Nuveen or their affiliates.

     The Common Shareholders of the Fund will elect trustees at the next annual meeting of Common Shareholders, unless any MuniPreferred Shares are outstanding at that time, in which event holders of MuniPreferred Shares, voting as a separate class, will elect two trustees and the remaining trustees shall be elected by Common Shareholders and holders of MuniPreferred Shares, voting together as a single class. Holders of MuniPreferred Shares will be entitled to elect a majority of the Fund's trustees under certain circumstances. See "Description of Shares - MuniPreferred Shares - Voting Rights."


     The following table sets forth the dollar range of equity securities beneficially owned by each trustee as of December 31, 2001:


                                                       Aggregate Dollar Range of
                                                         Equity Securities in
                                                           All Registered
                                                         Investment Companies
                            Dollar Range of Equity       Overseen by Trustee
                              Securities in the             in Family of
       Name of Trustee              Fund                 Investment Companies
    ---------------------   ----------------------     -------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Robert P. Bremner                  $0                     Over $100,000
--------------------------------------------------------------------------------
Lawrence H. Brown                  $0                     Over $100,000
--------------------------------------------------------------------------------
Anne E. Impellizzeri               $0                     Over $100,000
--------------------------------------------------------------------------------
Peter R. Sawers                    $0                     Over $100,000
--------------------------------------------------------------------------------
William J. Schneider               $0                     Over $100,000
--------------------------------------------------------------------------------
Timothy R. Schwertfeger            $0                     Over $100,000
--------------------------------------------------------------------------------
Judith M. Stockdale                $0                     Over $100,000
--------------------------------------------------------------------------------

     No trustee who is not an interested person of the Fund owns beneficially or of record, any security of Nuveen Advisory, Nuveen or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Nuveen Advisory or Nuveen.

     The following table sets forth estimated compensation to be paid by the Fund projected during the Fund's first full fiscal year after commencement of operation. The Fund does not have a retirement or pension plan. The officers and trustees affiliated with Nuveen serve without any compensation from the Fund. The Fund has a deferred compensation plan (the "Plan") that permits any trustee who is not an "interested person" of the Fund to elect to defer receipt of all or a portion of his or her compensation as a trustee. The deferred compensation of a participating trustee is credited to a book reserve account of the Trust when the compensation would otherwise have been paid to the trustee. The value of the trustee's deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen funds. At the time for commencing distributions from a trustee's deferral account, the trustee may elect to receive distributions in a lump sum or over a period of five years. The Fund will not be liable for any other fund's obligations to make distributions under the Plan.

                                 Aggregate                                   Amount of Total
                                Compensation        Total Compensation      Compensation that
                                   From              from Fund and              Has Been
       Name of Trustee             Fund*             Fund Complex**             Deferred
    ---------------------    --------------------   --------------------    ------------------
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
Robert P. Bremner                   $185                  $72,500               $ 8,280
----------------------------------------------------------------------------------------------
Lawrence H. Brown                   $190                  $78,500               $     0
----------------------------------------------------------------------------------------------
Anne E. Impellizzeri                $185                  $72,500               $55,200
----------------------------------------------------------------------------------------------
Peter R. Sawers                     $185                  $73,000               $54,788
----------------------------------------------------------------------------------------------
William J. Schneider                $185                  $72,500               $55,200
----------------------------------------------------------------------------------------------
Judith M. Stockdale                 $185                  $72,500               $13,800
----------------------------------------------------------------------------------------------

--------------------

     * Based on the estimated compensation to be earned by the independent trustees for the period from inception through the end of the Fund's first full fiscal year for services to the Fund.

     **Based on the compensation paid to the trustees for the one year period ending 12/31/01 for services to the open-end and closed-end funds advised by Nuveen Advisory.

    On February 20, 2001, the Board of Trustees approved by Investment Management Agreement between the Fund and Nuveen Advisory Corp. In approving this agreement the trustees considered, among other things, the nature and quality of services to be provided by Nuveen Advisory, the profitability to Nuveen Advisory of its relationship with the Fund, fall-out benefits from that relationship, economies of scale and comparative fees and expense ratios.

     The Fund has no employees. Its officers are compensated by Nuveen Advisory or The John Nuveen Company.

                               INVESTMENT ADVISER

     Nuveen Advisory acts as investment adviser to the Fund, with responsibility for the overall management of the Fund. Its address is 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen Advisory is also responsible for managing the Fund's business affairs and providing day-to-day administrative services to the Fund. For additional information regarding the management services performed by Nuveen Advisory, see "Management of the Fund" in the Fund's Prospectus.

     Nuveen Advisory is a wholly owned subsidiary of The John Nuveen Company. Over 1,300,000 individuals have invested to date in The John Nuveen Company's funds and trusts. Founded in 1898, The John Nuveen Company brings over a century of expertise to the municipal bond market. According to data from CDA Wiesenberger, The John Nuveen Company is the leading sponsor of exchange-traded municipal bond funds as measured by number of funds (79) and fund assets under management ($31 billion) as of December 31, 2001. Overall, The John Nuveen Company and its affiliates have over $76 billion in assets under management or surveillance. The John Nuveen Company is approximately 77% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is a publicly-traded company located in St. Paul, Minnesota, and is principally engaged in providing property-liability insurance through subsidiaries.

     Pursuant to an investment management agreement between Nuveen Advisory and the Fund, the Fund has agreed to pay for the services and facilities provided by Nuveen Advisory an annual management fee, payable on a monthly basis, according to the following schedule:

Average Daily Net Assets(1)                                     Management Fee
-----------------------------                                 ------------------
Up to $125 million                                                  .6500%
$125 million to $250 million                                        .6375%
$250 million to $500 million                                        .6250%
$500 million to $1 billion                                          .6125%
$1 billion to $2 billion                                            .6000%
$2 billion and over                                                 .5750%

(1) Including net assets attributable to MuniPreferred Shares.

     All fees and expenses are accrued daily and deducted before payment of dividends to investors. The investment management agreement has been approved by a majority of the disinterested trustees of the Fund and the sole shareholder of the Fund.

     For the first ten years of the Fund's operation, Nuveen Advisory has contractually agreed to reimburse the Fund for fees and expenses in the amounts, and for the time periods, set forth below:

                         Percentage                             Percentage
                         Reimbursed                             Reimbursed
      Year Ending    (as a percentage of    Year Ending    (as a percentage of
        March 31     daily net assets)(1)     March 31     daily net assets)(1)
      ------------   --------------------   -----------    --------------------
         2002(2)             .30%               2008              .25%
         2003                .30%               2009              .20%
         2004                .30%               2010              .15%
         2005                .30%               2011              .10%
         2006                .30%               2012              .05%
         2007                .30%

-----------------------

     (1) Including net assets attributable to MuniPreferred Shares.
     (2) From the commencement of operations.

     Reducing Fund expenses in this manner will tend to increase the amount of income available for the Common Shareholders. Nuveen Advisory has not agreed to reimburse the Fund for any portion of its fees and expenses beyond March 31, 2012.

     The Fund, Nuveen Advisory, Nuveen, Salomon Smith Barney Inc. and other related entities have adopted codes of ethics which essentially prohibit certain of their personnel, including the Nuveen fund portfolio manager, from engaging in personal investments which compete or interfere with, or attempt to take advantage of a client's, including the Fund's, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. Text-only versions of the codes of ethics can be viewed online or downloaded from the EDGAR Database on the SEC's internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, 450 5th Street, N.W., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

                            PORTFOLIO TRANSACTIONS

     Nuveen Advisory is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund's securities business, the negotiation of the prices to be paid for principal trades and the allocation of its transactions among various dealer firms. Portfolio securities will normally be purchased directly from an underwriter or in the over-the-counter market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained through other means. Portfolio securities will not be purchased from Nuveen or its affiliates except in compliance with the 1940 Act.

     The Fund expects that substantially all portfolio transactions will be effected on a principal (as opposed to an agency) basis and, accordingly, does not expect to pay any brokerage commissions. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price. On occasion, the Fund may clear portfolio transactions through Nuveen. It is the policy of Nuveen Advisory to seek the best execution under the circumstances of each trade. Nuveen Advisory evaluates price as the primary consideration, with the financial condition, reputation and responsiveness of the dealer considered secondary in determining best execution. Given the best execution obtainable, it will be Nuveen Advisory's practice to select dealers which, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to Nuveen Advisory. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to Nuveen Advisory's own research efforts, the receipt of research information is not expected to reduce significantly Nuveen Advisory's expenses. While Nuveen Advisory will be primarily responsible for the placement of the business of the Fund, the policies and practices of Nuveen Advisory in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees of the Fund.

     Nuveen Advisory may manage other investment accounts and investment companies for other clients which have investment objectives similar to those of the Fund. Subject to applicable laws and regulations, Nuveen Advisory seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In making such allocations the main factors to be considered will be the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held. While this procedure could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Board of Trustees that the benefits available from Nuveen Advisory's organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions.

     Under the 1940 Act, the Fund may not purchase portfolio securities from any underwriting syndicate of which Nuveen is a member except under certain limited conditions set forth in Rule 10f-3. The rule sets forth requirements relating to, among other things, the terms of an issue of municipal bonds purchased by the Fund, the amount of municipal bonds which may be purchased in any one issue and the assets of the Fund that may be invested in a particular issue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Trustees of the Fund, including a majority of the members thereof who are not interested persons of the Fund.

                                 DISTRIBUTIONS

     As described in the Fund's Prospectus, initial distributions to Common Shareholders are expected to be declared approximately 45 days, and paid approximately 60 to 90 days, from the completion of the offering of the Common Shares, depending on market conditions. To permit the Fund to maintain a more stable monthly distribution, the Fund will initially (prior to its first distribution), and may from time to time thereafter, distribute less than the entire amount of net investment income earned in a particular period. Such undistributed net investment income would be available to supplement future distributions, including distributions which might otherwise have been reduced by a decrease in the Fund's monthly net income due to fluctuations in investment income or expenses, or due to an increase in the dividend rate on the Fund's outstanding MuniPreferred Shares. As a result, the distributions paid by the Fund for any particular period may be more or less than the amount of net investment income actually earned by the Fund during such period. Undistributed net investment income will be added to the Fund's net asset value and, correspondingly, distributions from undistributed net investment income will be deducted from the Fund's net asset value.


     For tax purposes, the Fund is currently required to allocate net capital gain and other taxable income, if any, between Common Shares and MuniPreferred Shares in proportion to total dividends paid to each class for the year in which such net capital gain or other taxable income is realized. For information relating to the impact of the issuance of MuniPreferred Shares on the distributions made by a Fund to Common Shareholders, see the Fund's Prospectus under "MuniPreferred Shares and Leverage."


     While any MuniPreferred Shares are outstanding, the Fund may not declare any cash dividend or other distribution on its Common Shares unless at the time of such declaration (1) all accumulated dividends on the MuniPreferred Shares have been paid and (2) the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of any outstanding MuniPreferred Shares. This latter limitation on the Fund's ability to make distributions on its Common Shares could under certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company. See "Tax Matters."

                             DESCRIPTION OF SHARES

Common Shares

     The Fund's Declaration of Trust (the "Declaration") authorizes the issuance of an unlimited number of Common Shares. The Common Shares being offered have a par value of $0.01 per share and, subject to the rights of holders of MuniPreferred Shares, have equal rights as to the payment of dividends and the distribution of assets upon liquidation of the Fund. The Common Shares being offered will, when issued, be fully paid and, subject to matters discussed in "Certain Provisions in the Declaration of Trust," non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting. At any time when the Fund's MuniPreferred Shares are outstanding, Common Shareholders will not be entitled to receive any distributions from the Fund unless all accrued dividends on MuniPreferred Shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to MuniPreferred Shares would be at least 200% after giving effect to such distributions. See "MuniPreferred Shares" below.

     The Common Shares have been approved for listing on the American Stock Exchange, subject to notice of issuance. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

     Shares of closed-end investment companies may frequently trade at prices lower than net asset value. Shares of closed-end investment companies like the Fund that invest predominately in municipal bonds covered by insurance have during some periods traded at prices higher than net asset value and during other periods have traded at prices lower than net asset value. There can be no assurance that Common Shares or shares of other municipal funds will trade at a price higher than net asset value in the future. Net asset value will be reduced immediately following the offering after payment of the sales load and organization and offering expenses. Net asset value generally increases when interest rates decline, and decreases when interest rates rise, and these changes are likely to be greater in the case of a fund having a leveraged capital structure. Whether investors will realize gains or losses upon the sale of Common Shares will not depend upon a Fund's net asset value but will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the original purchase price for the shares. Since the market price of the Fund's Common Shares will be determined by factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below, or above net asset value or at, below or above the initial public offering price. Accordingly, the Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See "Repurchase of Fund Shares; Conversion to Open-End Fund" and the Fund's Prospectus under "MuniPreferred Shares and Leverage" and "The Fund's Investments--Municipal Bonds."


MuniPreferred Shares

     The Declaration authorizes the issuance of an unlimited number of MuniPreferred Shares in one or more classes or series, with rights as determined by the Board of Trustees of the Fund, by action of the Board of Trustees without the approval of the Common Shareholders.

     The Fund's Board of Trustees has indicated its intention to authorize an offering of MuniPreferred Shares (representing approximately 35% of the Fund's capital immediately after the time the MuniPreferred Shares are issued) within approximately one to three months after completion of the offering of Common Shares, subject to market conditions and to the Board's continuing belief that leveraging the Fund's capital structure through the issuance of MuniPreferred Shares is likely to achieve the benefits to the Common Shareholders described in this Statement of Additional Information. Although the terms of the MuniPreferred Shares, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board of Trustees (subject to applicable law and the Fund's Declaration) if and when it authorizes a MuniPreferred Shares offering, the Board has stated that the initial series of MuniPreferred Shares would likely pay cumulative dividends at relatively shorter-term periods (such as 7 days); by providing for the periodic redetermination of the dividend rate through an auction or remarketing procedure. The Board of Trustees of the Fund has indicated that the liquidation preference, preference on distribution, voting rights and redemption provisions of the MuniPreferred Shares will likely be as stated below.

     Limited Issuance of MuniPreferred Shares. Under the 1940 Act, the Fund could issue MuniPreferred Shares with an aggregate liquidation value of up to one-half of the value of the Fund's total net assets, measured immediately after issuance of the MuniPreferred Shares. "Liquidation value" means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the MuniPreferred Shares is less than one-half of the value of the Fund's total net assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution. If the Fund sells all the Common Shares and MuniPreferred Shares discussed in this Prospectus, the liquidation value of the MuniPreferred Shares is expected to be approximately 35% of the value of the Fund's total net assets. The Fund intends to purchase or redeem MuniPreferred Shares, if necessary, to keep that fraction below one-half.

     Distribution Preference. The MuniPreferred Shares have complete priority over the Common Shares as to distribution of assets.

     Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of MuniPreferred Shares will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to holders of Common Shares. After payment of the full amount of the liquidating distribution to which they are entitled, holders of MuniPreferred Shares will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation or merger of the Fund with or into any Massachusetts business trust or corporation or a sale of all or substantially all of the assets of the Fund shall not be deemed to be a liquidation, dissolution or winding up of the Fund.

     Voting Rights. In connection with any issuance of MuniPreferred Shares, the Fund must comply with Section 18(i) of the 1940 Act which requires, among other things, that MuniPreferred Shares be voting shares and have equal voting rights with Common Shares. Except as otherwise indicated in this Statement of Additional Information and except as otherwise required by applicable law, holders of MuniPreferred Shares will vote together with Common Shareholders as a single class.

     In connection with the election of the Fund's trustees, holders of MuniPreferred Shares, voting as a separate class, will be entitled to elect two of the Fund's trustees, and the remaining trustees shall be elected by Common Shareholders and holders of MuniPreferred Shares, voting together as a single class. In addition, if at any time dividends on the Fund's outstanding MuniPreferred Shares shall be unpaid in an amount equal to two full years' dividends thereon, the holders of all outstanding MuniPreferred Shares, voting as a separate class, will be entitled to elect a majority of the Fund's trustees until all dividends in arrears have been paid or declared and set apart for payment.

     The affirmative vote of the holders of a majority of the Fund's outstanding MuniPreferred Shares of any class or series, as the case may be, voting as a separate class, will be required to, among other things, (1) take certain actions which would affect the preferences, rights, or powers of such class or series or (2) authorize or issue any class or series ranking prior to the Muni-Preferred Shares. Except as may otherwise be required by law, (1) the affirmati-ve vote of the holders of at least two-thirds of the Fund's MuniPreferred Shares outstanding at the time, voting as a separate class, will be required to approve any conversion of the Fund from a closed-end to an open-end investment company and (2) the affirmative vote of the holders of at least two-thirds of the outstanding MuniPreferred Shares, voting as a separate class, shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares, provided however, that such separate class vote shall be a majority vote if the action in question has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of Trustees fixed in accordance with the Declaration or the By-laws. The affirmative vote of the holders of a majority of the outstanding MuniPreferred Shares, voting as a separate class, shall be required to approve any action not described in the preceding sentence requiring a vote of security holders under
Section 13(a) of the 1940 Act including, among other things, changes in a Fund's investment objectives or changes in the investment restrictions described as fundamental policies under "Investment Objectives and Policies--Investment Restrictions." The class or series vote of holders of MuniPreferred Shares described above shall in each case be in addition to any separate vote of the requisite percentage of Common Shares and MuniPreferred Shares necessary to authorize the action in question.

     The foregoing voting provisions will not apply with respect to the Fund's MuniPreferred Shares if, at or prior to the time when a vote is required, such shares shall have been (1) redeemed or (2) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

     Redemption, Purchase and Sale of MuniPreferred Shares by the Fund. The terms of the MuniPreferred Shares may provide that they are redeemable at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends, that the Fund may tender for or purchase MuniPreferred Shares and that the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of MuniPreferred Shares by the Fund will reduce the leverage applicable to Common Shares, while any resale of shares by the Fund will increase such leverage.

     The discussion above describes the Fund's Board of Trustees' present intention with respect to a possible offering of MuniPreferred Shares. If the Board of Trustees determines to authorize such an offering, the terms of the MuniPreferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Declaration.

                 CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

     The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Declaration requires a vote by holders of at least two-thirds of the Common Shares and MuniPreferred Shares, voting together as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund, or a series or class of the Fund, with any corporation, association, trust or other organization or a reorganization or recapitalization of the Fund, or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities), (4) in certain circumstances, a termination of the Fund, or a series or class of the Fund or
(5) removal of trustees, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, in which case the affirmative vote of the holders of at least a majority of the Fund's Common Shares and MuniPreferred Shares outstanding at the time, voting together as a single class, is required, provided, however, that where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), the required vote by only the applicable class or series will be required. Approval of shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the Common Shares and MuniPreferred Shares, voting together as a single class. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization which adversely affects the holders of MuniPreferred Shares, the action in question will also require the affirmative vote of the holders of at least two-thirds of the Fund's MuniPreferred Shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, the affirmative vote of the holders of at least a majority of the Fund's MuniPreferred Shares outstanding at the time, voting as a separate class. The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of MuniPreferred Shares are higher than those required by the 1940 Act. The Board of Trustees believes that the provisions of the Declaration relating to such higher votes are in the best interest of the Fund and its shareholders.


     The provisions of the Declaration described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over market value by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of a Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objectives and policies. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Common Shareholders.

     Reference should be made to the Declaration on file with the Securities and Exchange Commission for the full text of these provisions.

     The Declaration provides that the obligations of the Fund are not binding upon the trustees of the Fund individually, but only upon the assets and property of the Fund, and that the trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Declaration, however, protects a trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

             REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

     The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, price, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Fund's Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount.

     Notwithstanding the foregoing, at any time when the Fund's MuniPreferred Shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued MuniPreferred Shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund's portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding MuniPreferred Shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). The staff of the Securities and Exchange Commission currently requires that any tender offer made by a closed-end investment company for its shares must be at a price equal to the net asset value of such shares on the close of business on the last day of the tender offer. Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

     Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Trustees would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

     Although the decision to take action in response to a discount from net asset value will be made by the Board of the Fund at the time it considers such issue, it is the Board's present policy, which may be changed by the Board, not to authorize repurchases of Common Shares or a tender offer for such shares if
(1) such transactions, if consummated, would (a) result in the delisting of the Common Shares from the American Stock Exchange, or (b) impair the Fund's status as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code") (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objectives and policies in order to repurchase shares; or (3) there is, in the Board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the American Stock Exchange, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board of Trustees of the Fund may in the future modify these conditions in light of experience.

     Conversion to an open-end company would require the approval of the holders of at least two-thirds of the Fund's Common Shares and MuniPreferred Shares outstanding at the time, voting together as a single class, and of the holders of at least two-thirds of the Fund's MuniPreferred Shares outstanding at the time, voting as a separate class, provided however, that such separate class vote shall be a majority vote if the action in question has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or By-laws. See the Prospectus under "Certain Provisions in the Declaration of Trust" for a discussion of voting requirements applicable to conversion of the Fund to an open-end company. If the Fund converted to an open-end company, it would be required to redeem all MuniPreferred Shares then outstanding, and the Fund's Common Shares would no longer be listed on the American Stock Exchange. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of Trustees of the Fund may at any time propose conversion of the Fund to an open-end company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing.

     The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end company, may reduce any spread between market price and net asset value that might otherwise exist.

     In addition, a purchase by the Fund of its Common Shares will decrease the Fund's total assets which would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its Common Shares at a time when MuniPreferred Shares are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining. See the Fund's Prospectus under "Risks--Concentration Risk" and "Risks--Leverage Risk."

     Before deciding whether to take any action if the Fund's Common Shares trade below net asset value, the Board of the Fund would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

                                  TAX MATTERS

Federal Income Tax Matters

     The following discussion of federal income tax matters is based upon the advice of Bell, Boyd & Lloyd LLC, special counsel to the Fund.

     The Fund intends to qualify under Subchapter M of the Code, for tax treatment as a regulated investment company and to satisfy certain conditions which will enable interest from municipal obligations, which is exempt from regular federal income taxes in the hands of the Fund, to qualify as "exempt-interest dividends" when distributed to the Fund's shareholders. In order to qualify for tax treatment as a regulated investment company, the Fund must satisfy certain requirements relating to the source of its income, diversification of its assets, and distributions of its income to shareholders. First, the Fund must derive at least 90% of its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test"). Second, the Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets is comprised of cash, cash items, United States Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than United States Government securities and securities of other regulated investment companies) or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses.

     As a regulated investment company, the Fund will not be subject to federal income tax in any taxable year with respect to "net investment income" (i.e., its "investment company taxable income," as that term is defined in the Code, determined without reference to the deduction for dividends paid) and "net capital gain" (i.e., the excess of the Fund's net long-term capital gain over its net short-term capital loss), provided that it distributes at least 90% of the sum of (i) its investment company taxable income (which includes dividends, taxable interest, taxable original issue discount and market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, and any other taxable income other than net capital gain and is reduced by deductible expenses) and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest income over certain disallowed deductions). The Fund may retain for investment its net capital gain. However, if the Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder's gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The

Fund intends to distribute at least annually to its shareholders all or substantially all of its net tax-exempt interest and any investment company taxable income and net capital gain.

     Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, to elect (unless it has made a taxable year election for excise tax purposes) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

     The Fund intends to qualify to pay "exempt-interest dividends" by satisfying the requirement that at the close of each quarter of the Fund's taxable year at least 50% of the value of its total assets consist of tax-exempt municipal obligations. Distributions from the Fund will constitute exempt-interest dividends to the extent of its tax-exempt interest income (net of expenses and amortized bond premium). Exempt-interest dividends distributed to Common Shareholders are excluded from gross income for federal income tax purposes, although they are required to be reported on the Common Shareholders' federal income tax returns. Gain from the sale or redemption of Common Shares, however, will be taxable to the Common Shareholders as capital gain (provided such Common Shares were held as capital assets) even though the increase in value of such Common Shares is attributable to tax-exempt interest income. In addition, gain realized by the Fund from the disposition of a tax-exempt municipal obligation that was purchased at a price less than the principal amount of the bond will be taxable to the Fund's shareholders as ordinary income to the extent of accrued market discount. Under the Code, interest on indebtedness incurred or continued to purchase or carry Common Shares, which interest is deemed to relate to exempt-interest dividends, will not be deductible by Common Shareholders for federal income tax purposes. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to alternative minimum tax ("AMT") and may have other collateral tax consequences. Taxpayers that may be subject to the AMT should consult their advisers before investing in Common Shares.

     Distributions by the Fund of net interest received from certain taxable temporary investments (such as certificates of deposit, commercial paper and obligations of the U.S. Government, its agencies and instrumentalities) and net short-term capital gain realized by the Fund, if any, will be taxable to Common Shareholders as ordinary income whether received in cash or additional shares. Any net long-term capital gain realized by the Fund and distributed to Common Shareholders in cash or additional shares will be taxable to Common Shareholders as long-term capital gain regardless of the length of time investors have owned shares of the Fund. Taxable distributions will not be eligible for the dividends received deduction allowed to corporations. Distributions by the Fund to Common Shareholders that do not constitute ordinary income dividends, capital gain dividends or exempt-interest dividends will be treated as a return of capital to the extent of (and in reduction of) the Common Shareholder's tax basis in his or her shares. Any excess will be treated as gain from the sale of his or her shares, as discussed below.

     The Internal Revenue Service's position in a published revenue ruling indicates that the Fund is required to designate distributions paid with respect to its Common Shares and its MuniPreferred Shares as consisting of a portion of each type of income distributed by the Fund. The portion of each type of income deemed received by the holders of each class of shares will be equal to the portion of total Fund dividends received by such class. Thus, the Fund will designate dividends paid as exempt-interest dividends in a manner that allocates such dividends between the holders of the Common Shares and the holders of MuniPreferred Shares, in proportion to the total dividends paid to each such class during or with respect to the taxable year, or otherwise as required by applicable law. Capital gain dividends and ordinary income dividends will similarly be allocated between the two classes.

     If the Fund engages in hedging transactions involving financial futures and options, these transactions will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer the Fund's losses, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to Common Shareholders.

     Prior to purchasing shares in the Fund, an investor should carefully consider the impact of dividends or distributions which are expected to be or have been declared, but not paid. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution.

     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by the Fund (and received by the shareholders) on December 31.



     The sale or exchange of Common Shares normally will result in capital gain or loss to the Common Shareholders who hold their Common Shares as capital assets. However, any loss on the sale or exchange of a Common Share that has been held for six months or less will be disallowed to the extent of any distribution of exempt-interest dividends received with respect to such Common Share. Generally, a Common Shareholder's gain or loss will be long-term gain or loss if the shares have been held for more than one year. If a shareholder sells or otherwise disposes of Common Shares before holding them for more than six months, however, any loss on the sale or other disposition of such Common Shares shall be treated as a long-term capital loss to the extent of any capital gain dividends received by the Common Shareholder (or amounts credited to the Common Shareholder as an undistributed capital gain) with respect to such Common Shares. Present law taxes both long- and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) with respect to securities is taxed at a maximum rate of 20%, while short-term capital gain and other ordinary income is taxed at a maximum rate of 38.6% in 2002 and 2003, 37.6% in 2004 and 2005, and 35% thereafter until 2011, when the maximum rate on ordinary income will revert to 39.6% unless amended by Congress. The maximum long-term capital gain rate is 18% for capital assets that are held for more than five years and whose holding periods begin after December 31, 2000. Because of the limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective tax rate may be higher in certain circumstances.

     All or a portion of a sales charge paid in purchasing Common Shares cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another fund are subsequently acquired without payment of a sales charge pursuant to a reinvestment right. Any disregarded portion of such charge will result in an increase in the Common Shareholder's tax basis in the shares subsequently acquired. In addition, no loss will be allowed on the redemption or exchange of Common Shares if the Common Shareholder purchases other shares of the Fund (whether through reinvestment of distributions or otherwise) or the Common Shareholder acquires or enters into a contract or option to acquire securities that are substantially identical to shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after such redemption or exchange. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

     In order to avoid a 4% federal excise tax, the Fund must distribute or be deemed to have distributed by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of its capital gain net income (the excess of its realized capital gains over its realized capital losses, generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and any excess of realized capital gains over realized capital losses for the prior year that was not distributed during such year and on which the Fund paid no federal income tax. For purposes of the excise tax, a regulated investment company may reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year. The Fund intends to make timely distributions in compliance with these requirements and consequently it is anticipated that it generally will not be required to pay the excise tax.

     If in any year the Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Fund would incur a regular corporate federal income tax upon its income for that year, and distributions to its Common Shareholders would be taxable to Common Shareholders as ordinary dividend income for federal income tax purposes to the extent of the Fund's earnings and profits.

     The Fund is required in certain circumstances to withhold a percentage of taxable dividends and certain other payments paid to non-corporate holders of shares who have not furnished to the Fund their correct taxpayer identification numbers (in the case of individuals, their Social Security number) and certain certifications, or who are otherwise subject to backup withholding. The backup withholding percentage will be 30% in 2002 and 2003, 29% in 2004 and 2005, and 28% thereafter until 2011, when the percentage will revert to 31% unless amended by Congress. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's federal income tax liability.

     The foregoing is a general and abbreviated summary of the provisions of the Code and Treasury Regulations presently in effect as they directly govern the taxation of the Fund and its Common Shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and Treasury Regulations are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Common Shareholders are advised to consult their own tax advisors for more detailed information concerning the federal taxation of the Fund and the income tax consequences to its Common Shareholders.

State Tax Matters

     Tax matters pertaining to New York are set forth in Appendix E.

                PERFORMANCE RELATED AND COMPARATIVE INFORMATION

     The Fund may be a suitable investment for a shareholder who is thinking of adding bond investments to his portfolio to balance the appreciated stocks that the shareholder is holding. New York State and New York City municipal bonds can provide triple tax-free income (exempt from regular federal, State and City income taxes) for residents of New York. Because the Fund expects that a substantial portion of its investments will pay interest that is taxable under the federal alternative minimum tax, the Fund may not be a suitable investment for shareholders that are subject to the federal alternative minimum tax.

     The Fund may quote certain performance-related information and may compare certain aspects of its portfolio and structure to other substantially similar closed-end funds as categorized by Lipper, Inc. ("Lipper"), Morningstar Inc. or other independent services. Comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Fund may obtain data from sources or reporting services, such as Bloomberg Financial ("Bloomberg") and Lipper, that the Fund believes to be generally accurate.

     Past performance is not indicative of future results. At the time Common Shareholders sell their shares, they may be worth more or less than their original investment.

     See Appendix B for taxable equivalent yield information and Appendix F for additional performance related and comparative information.

                                    EXPERTS


     The Financial Statements of the Fund as of March 7, 2002, appearing in this Statement of Additional Information have been audited by Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606, independent auditors, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. Ernst & Young LLP provides accounting and auditing services to the Fund.

                                    CUSTODIAN

     The custodian of the assets of the Fund is JPMorgan Chase Bank, P.O. Box 660086, Dallas, Texas 75266-0086. The custodian performs custodial, fund accounting and portfolio accounting services.

                            ADDITIONAL INFORMATION

     A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the Securities and Exchange Commission (the "Commission"), Washington, D.C. The Fund's Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund's Registration Statement. Statements contained in the Fund's Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

                         REPORT OF INDEPENDENT AUDITORS

The Board of Trustees and Shareholder
Nuveen Insured New York Dividend Advantage Municipal Fund

We have audited the accompanying statement of net assets of Nuveen Insured New York Dividend Advantage Municipal Fund (the "Fund") as of March 7, 2002 and the related statement of operations for the period from July 12, 1999 (date of organization) through March 7, 2002. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Fund at March 7, 2002, and results of its operations for the period from July 12, 1999 (date of organization) through March 7, 2002, in conformity with accounting principles generally accepted in the United States.

                                       /s/ ERNST & YOUNG LLP

Chicago, Illinois
March 8, 2002

           NUVEEN INSURED NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND
                              FINANCIAL STATEMENTS

           Nuveen Insured New York Dividend Advantage Municipal Fund
                            Statement of Net Assets
                                 March 7, 2002

Assets:
    Cash................................................................. $100,275
    Offering costs.......................................................   99,000
    Receivable from Adviser..............................................   11,500
                                                                          --------
       Total assets......................................................  210,775
                                                                          --------

Liabilities:
    Accrued offering costs...............................................   99,000
    Payable to Adviser for organization costs............................   11,500
                                                                          --------
       Total liabilities.................................................  110,500
                                                                          --------

Net Assets............................................................... $100,275
                                                                          ========

Net asset value per Common Share outstanding ($100,275 divided by 7,000 Common Shares outstanding).................................. $ 14.325
                                                                          ========
Net Assets Represent:
    Cumulative Preferred Shares, $25,000 liquidation value; unlimited
       number of shares authorized, no shares outstanding................ $      -
    Common Shares, $.01 par value; unlimited number of shares
       authorized, 7,000 shares outstanding..............................       70
    Paid-in surplus......................................................  100,205
                                                                          --------
                                                                          $100,275
                                                                          ========

            Nuveen Insured New York Dividend Advantage Municipal Fund
                             Statement of Operations
     Period from July 12, 1999 (date of organization) through March 7, 2002

Investment income.................................................... $      -
                                                                      --------

Expenses:
   Organization costs................................................   11,500
   Expense reimbursement.............................................  (11,500)
                                                                      --------
      Total expenses.................................................        -
                                                                      --------
Net investment income................................................ $      -
                                                                      ========

Note 1: Organization

The Fund was organized as a Massachusetts business trust on July 12, 1999, and has been inactive since that date except for matters relating to its organization and registration as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the sale of 7,000 Common Shares to Nuveen Advisory Corp., the Fund's investment adviser (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company.

Nuveen Investments, also a wholly owned subsidiary of The John Nuveen Company, has agreed to reimburse all organization expenses (approximately $11,500) and pay all offering costs (other than the sales load) that exceed $.03 per Common Share.

The Fund is authorized by its Declaration of Trust to issue Preferred Shares ("MuniPreferred Shares") having a liquidation value of $25,000 per share in one or more classes or series, with dividend, liquidation preference and other rights as determined by the Fund's Board of Trustees without approval of the Common Shareholders.

Note 2: Accounting Policies

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. Actual results may differ from those estimates.

The Fund's share of offering costs will be recorded as a reduction of the proceeds from the sale of Common Shares upon the commencement of Fund operations. The offering costs reflected above assume the sale of 3,300,000 Common Shares.

Note 3: Investment Management Agreement

Pursuant to an investment management agreement between the Adviser and the Fund, the Fund, upon commencement of Fund operations, has agreed to pay a management fee, payable on a monthly basis, at an annual rate ranging from 0.6500% of the first $125 million of the average daily net assets (including net assets attributable to MuniPreferred Shares) to 0.5750% of the average daily net assets (including net assets attributable to MuniPreferred Shares) in excess of $2 billion.

In addition to the reimbursement and waiver of organization and offering costs discussed in Note 1, the Adviser has contractually agreed to reimburse the Fund for fees and expenses during the first 10 years of operations. These reductions range from 0.3000% of the average daily net assets (including net assets attributable to MuniPreferred Shares) during the first year of operations, declining to 0.0500% of the average daily net assets (including net assets attributable to MuniPreferred Shares) during the tenth year. The Adviser has not agreed to reimburse the Fund for any portion of its fees and expenses beyond March 31, 2012.

Note 4: Income Taxes

The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount realized from investment transactions.

                                   APPENDIX A

Ratings of Investments


Standard & Poor's Corporation--A brief description of the applicable Standard & Poor's Corporation ("Standard & Poor's" or "S&P") rating symbols and their meanings (as published by S&P) follows:


A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days - including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term ratings address the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-term Issue Credit Ratings

Issue credit ratings are based in varying degrees, on the following considerations:

      1. Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
      2.  Nature of and provisions of the obligation; and
      3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA
An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA

     An obligation rated `AA' differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A

     An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB

     An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     BB, B, CCC, CC, And C

     Obligations rated `BB', `B', `CCC', `CC', and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     BB

     An obligation rated `BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B

     An obligation rated `B' is more vulnerable to nonpayment than obligations rated `BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC

     An obligation rated `CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC

     An obligation rated `CC' is currently highly vulnerable to nonpayment.

C

The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D

An obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-) The ratings from `AA' to `CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

c The `c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p The letter `p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

* Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r The `r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an `r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (`AAA', `AA', `A', `BBB', commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

Short-Term Issue Credit Ratings

Notes

A Standard & Poor's note ratings reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

     . Amortization schedule -- the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

     . Source of payment -- the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

A note rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

Commercial Paper

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

Ratings are graded into several categories, ranging from `A-1' for the highest quality obligations to `D' for the lowest. These categories are as follows:

A-1 A short-term obligation rated `A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated `A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated `A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated `B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated `C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A commercial rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

Moody's Investors Service, Inc.--A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

Municipal Bonds

Aaa Bonds which are rated `Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated `Aa' are judged to be of high quality by all standards. Together with the `Aaa' group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in `Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in `Aaa' securities.

A Bonds which are rated `A' possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated `Baa' are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated `Ba' are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated `B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated `Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated `Ca' represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated `C' are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Issues that are secured by escrowed funds held in trust, reinvested in direct, non-callable U.S. government obligations or non-callable obligations unconditionally guaranteed by the U.S. Government or Resolution Funding Corporation are identified with a # (hatchmark) symbol, e.g., #Aaa.

Con. (...):  Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Loans

MIG 1/VMIG 1  This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2  This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3  This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Commercial Paper

Issuers rated Prime-1 (or related supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will normally be evidenced by the following characteristics:

     --  Leading market positions in well-established industries.

     --  High rates of return on funds employed.

     -- Conservative capitalization structures with moderate reliance on debt and ample asset protection.

     -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or related supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.


     Fitch Ratings--A brief description of the applicable Fitch Ratings ("Fitch") ratings symbols and meanings (as published by Fitch) follows:


Long-Term Credit Ratings

Investment Grade

AAA Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

DDD, DD, and D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. `DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. `DD' indicates potential recoveries in the range of 50%-90%, and `D' the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated `DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated `DD' and `D' are generally undergoing a formal reorganization or liquidation process; those rated `DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated `D' have a poor prospect for repaying all obligations.

Short-Term Credit Ratings

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D    Default. Denotes actual or imminent payment default.

Notes:

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' long-term rating category, to categories below `CCC', or to short-term ratings other than `F1'.


`NR' indicates that Fitch does not rate the issuer or issue in question.

`Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.


Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are `stable' could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

                                  APPENDIX B

                        TAXABLE EQUIVALENT YIELD TABLES

     The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the Fund with taxable alternative investments, the table below presents the taxable equivalent yields for a range of hypothetical tax-free yields assuming the stated marginal Federal tax rates for 2002 listed below:

Taxable Equivalent of Tax-Free Yields

Tax Free Yields

Tax Rate       4.00%        4.50%       5.00%       5.50%      6.00%      6.50%
-------------------------------------------------------------------------------
  10.00%       4.44%        5.00%       5.56%       6.11%      6.67%      7.22%
  15.00%       4.71%        5.29%       5.88%       6.47%      7.06%      7.65%
  27.00%       5.48%        6.16%       6.85%       7.53%      8.22%      8.90%
  30.00%       5.71%        6.43%       7.14%       7.86%      8.57%      9.29%
  35.00%       6.15%        6.92%       7.69%       8.46%      9.23%     10.00%
  38.60%       6.51%        7.33%       8.14%       8.96%      9.77%     10.59%

                                    NEW YORK
                                  (State Only)

     The following tables show the approximate taxable yields for individuals that are equivalent to tax-free yields under combined Federal and New York State tax rates, using published 2002 marginal Federal tax rates and marginal New York tax rates currently available and scheduled to be in effect.

 Single Return      Joint Return      Federal Tax    State Tax    Combined Tax
    Bracket            Bracket            Rate         Rate*          Rate*
---------------    ---------------    -----------    ---------    ------------
$       0-6,000    $      0-12,000       10.00%        4.000%         13.60%
   6,000-27,950      12,000-46,700       15.00%        6.850%         20.80%
  27,950-67,700     46,700-112,850       27.00%        6.850%         32.00%
 67,700-141,250    112,850-171,950       30.00%        6.850%         34.80%
141,250-307,050    171,950-307,050       35.00%        6.850%         39.50%
   Over 307,050       Over 307,050       38.60%        6.850%         42.80%

              4.00%    4.50%    5.00%    5.50%    6.00%    6.50%
              -----    -----    -----    -----    -----    -----
              4.63%    5.21%    5.79%    6.37%    6.94%    7.52%
              5.05%    5.68%    6.31%    6.94%    7.58%    8.21%
              5.88%    6.62%    7.35%    8.09%    8.82%    9.56%
              6.13%    6.90%    7.67%    8.44%    9.20%    9.97%
              6.61%    7.44%    8.26%    9.09%    9.92%   10.74%
              6.99%    7.87%    8.74%    9.62%   10.49%   11.36%

----------------

* The combined state and Federal tax rates shown reflect the fact that state tax payments are currently deductible for Federal tax purposes. Please note that the table does not reflect (i) any federal or state limitations on the amounts of allowable itemized deductions, phase-outs of personal or dependent exemption credits or other allowable credits, (ii) any local taxes imposed, or (iii) any alternative minimum taxes or any taxes other than personal income taxes. The table assumes that federal taxable income is equal to state income subject to tax, and in cases where more than one state rate falls within a federal bracket, the highest state rate corresponding to the highest income within that federal bracket is used. Further, the table does not reflect the New York State supplemental income tax based upon a taxpayer's New York State taxable income and New York State adjusted gross income. This supplemental tax results in an increased marginal State income tax rate to the extent a taxpayer's New York State adjusted gross income ranges between $100,000 and $150,000. The numbers in the Combined Tax Rate column are rounded to the nearest one-tenth of one percent.


                                   NEW YORK
                                (State and City)

     The following tables show the approximate taxable yields for individuals that are equivalent to tax-free yields under combined Federal, New York State and New York City taxes, using published 2002 marginal Federal tax rates and marginal New York State and New York City tax rates currently available and scheduled to be in effect.

 Single Return      Joint Return      Federal Tax    State Tax    Combined Tax
    Bracket            Bracket            Rate         Rate*          Rate*
---------------    ---------------    -----------    ---------    ------------
$       0-6,000    $      0-12,000       10.00%        6.907%         16.20%
   6,000-27,950      12,000-46,700       15.00%       10.441%         23.90%
  27,950-67,700     46,700-112,850       27.00%       10.498%         34.70%
 67,700-141,250    112,850-171,950       30.00%       10.498%         37.30%
141,250-307,050    171,950-307,050       35.00%       10.498%         41.80%
   Over 307,050       Over 307,050       38.60%       10.498%         45.00%

              4.00%    4.50%    5.00%    5.50%    6.00%    6.50%
              -----    -----    -----    -----    -----    -----
              4.77%    5.37%    5.97%    6.56%    7.16%    7.76%
              5.26%    5.91%    6.57%    7.23%    7.88%    8.54%
              6.13%    6.89%    7.66%    8.42%    9.19%    9.95%
              6.38%    7.18%    7.97%    8.77%    9.57%   10.37%
              6.87%    7.73%    8.59%    9.45%   10.31%   11.17%
              7.27%    8.18%    9.09%   10.00%   10.91%   11.82%

----------------

* The combined tax rate includes Federal, State and New York City income taxes. Please note that the table does not reflect (i) any federal or state limitations on the amounts of allowable itemized deductions, phase-outs of personal or dependent exemption credits or other allowable credits, (ii) any local taxes imposed (other than New York City), or (iii) any alternative minimum taxes or any taxes other than personal income taxes. The table assumes that federal taxable income is equal to state income subject to tax, and in cases where more than one state rate falls within a federal bracket, the highest state rate corresponding to the highest income within that federal bracket is used. Further, the table does not reflect the New York State supplemental income tax based upon a taxpayer's New York State taxable income and New York State adjusted gross income. This supplemental tax results in an increased marginal State income tax rate to the extent a taxpayer's New York State adjusted gross income ranges between $100,000 and $150,000. The numbers in the Combined Tax Rate column are rounded to the nearest one-tenth of one percent.

                                  APPENDIX C

                            DESCRIPTION OF INSURERS

     Set forth below is information about the various municipal bond insurers with whom the Fund intends to maintain specific insurance policies for particular municipal bonds or policies of portfolio insurance. The information in this Appendix is based on information supplied by the insurers, and the Fund cannot verify its accuracy and completeness.

AMBAC ASSURANCE CORPORATION ("AMBAC ASSURANCE")


Payment Pursuant to Financial Guaranty Insurance Policy

     Ambac Assurance has made a commitment to issue a financial guaranty insurance policy (the "Financial Guaranty Insurance Policy") relating to the bonds effective as of the date of issuance of the bonds. Under the terms of the Financial Guaranty Insurance Policy, Ambac Assurance will pay to The Bank of New York, in New York, New York or any successor thereto (the "Insurance Trustee") that portion of the principal of and interest on the bonds which shall become Due for Payment but shall be unpaid by reason of Nonpayment by the Obligor (as such terms are defined in the Financial Guaranty Insurance Policy). Ambac Assurance will make such payments to the Insurance Trustee on the later of the date on which such principal and interest becomes Due for Payment or within one business day following the date on which Ambac Assurance shall have received notice of Nonpayment from the Trustee/Paying Agent. The insurance will extend for the term of the bonds and, once issued, cannot be canceled by Ambac Assurance.

     The Financial Guaranty Insurance Policy will insure payment only on stated maturity dates and on mandatory sinking fund installment dates, in the case of principal, and on stated dates for payment, in the case of interest. If the bonds become subject to mandatory redemption and insufficient funds are available for redemption of all outstanding bonds, Ambac Assurance will remain obligated to pay principal of and interest on outstanding bonds on the originally scheduled interest and principal payment dates including mandatory sinking fund redemption dates. In the event of any acceleration of the principal of the bonds, the insured payments will be made at such times and in such amounts as would have been made had there not been an acceleration.

     In the event the Bond Registar has notice that any payment of principal of or interest on a bond which has become Due for Payment and which is made to a Holder by or on behalf of the Obligor has been deemed a preferential transfer and theretofore recovered from its registered owner pursuant to the United States Bankruptcy Code in accordance with a final, nonappealable order of a court of competent jurisdiction, such registered owner will be entitled to payment from Ambac Assurance to the extent of such recovery if sufficient funds are not otherwise available.

     The Financial Guaranty Insurance Policy does not insure any risk other than Nonpayment, as defined in the Policy. Specifically, the Financial Guaranty Insurance Policy does not cover:

          1. payment on acceleration, as a result of a call for redemption (other than mandatory sinking fund redemption) or as a result of any other advancement of maturity.

          2. payment of any redemption, prepayment or acceleration premium.

          3. nonpayment of principal or interest caused by the insolvency or negligence of any Trustee or Paying Agent, if any.

     If it becomes necessary to call upon the Financial Guaranty Insurance Policy, payment of principal requires surrender of bonds to the Insurance Trustee together with an appropriate instrument of assignment so as to permit ownership of such bonds to be registered in the name of Ambac Assurance to the extent of the payment under the Financial Guaranty Insurance Policy. Payment of interest pursuant to the Financial Guaranty Insurance Policy requires proof of Holder entitlement to interest payments and an appropriate assignment of the Holder's right to payment to Ambac Assurance.

     Upon payment of the insurance benefits, Ambac Assurance will become the owner of the bond, appurtenant coupon, if any, or right to payment of principal or interest on such bond and will be fully subrogated to the surrendering Holder's rights to payment.

     The insurance provided by the Financial Guaranty Insurance Policy's is not covered by the property/casuality insurance security fund specified by the insurance laws of the State of New York.

Ambac Assurance

     Ambac Assurance Corporation ("Ambac Assurance") is a Wisconsin-domiciled stock insurance corporation regulated by the Office of the Commissioner of Insurance of the State of Wisconsin and licensed to do business in 50 states, the District of Columbia, the Territory of Guam and the Commonwealth of Puerto Rico, with admitted assets of approximately $4,988,000,000 (unaudited) and statutory capital of approximately $2,693,000,000 (unaudited) as of September 30, 2001. Statutory capital consists of Ambac Assurance's policyholders' surplus and statutory contingency reserve. Standard & Poor's Credit Markets Services, a division of The McGraw-Hill Companies, Moody's Investors Service and Fitch, Inc. have each assigned a triple-A financial strength rating to Ambac Assurance. Ambac Assurance has obtained a ruling from the Internal Revenue Service to the effect that the insuring of an obligation to Ambac Assurance will not affect the treatment for federal income tax purposes of interest on such obligation and that insurance proceeds representing maturing interest paid by Ambac Assurance under policy provisions substantially identical to those contained in its municipal bond insurance policy shall be treated for federal income tax purposes in the same manner as if such payments were made by the issuer of the bonds.


     Ambac Assurance makes no representation regarding the bonds or the advisability of investing in the bonds and makes no representation regarding, nor has it participated in the preparation of, the Prospectus and Statement of Additional Information, other than the information supplied by Ambac Assurance and presented under this heading "Ambac Assurance Corporation."


Available Information

     The parent company of Ambac Assurance, Ambac Financial Group, Inc. (the "Company"), is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Such reports, proxy statements and other information may be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the Commission's regional offices at Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material can be obtained from the public reference section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. In addition, the aforementioned material may also be inspected at the offices of the New York Stock Exchange, Inc. (the "NYSE") at 20 Broad Street, New York, New York 10005. The Company's Common Stock is listed on the NYSE.

     Copies of Ambac Assurance's financial statements prepared in accordance with statutory accounting standards are available from Ambac Assurance. The address of Ambac Assurance's administrative offices and its telephone number are One State Street Plaza, 19th Floor, New York, New York 10004 and (212) 668-0340.

Incorporation of Certain Documents by Reference

     The following documents filed by the Company with the Commission (File No. 1-10777) are incorporated by reference in this Statement of Additional
Information:

     1) The Company's Current Report on Form 8-K dated January 24, 2001 and filed on January 24, 2001;

     2) The Company's Current Report on Form 8-K dated March 19, 2001 and filed on March 19, 2001;

     3) The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 and filed on March 28, 2001;

     4) The Company's Quarterly Report on Form 10-Q for the fiscal quarterly period ended March 31, 2001 and filed on May 15, 2001;

     5) The Company's Current Report on Form 8-K dated July 18, 2001 and filed on July 23, 2001;

     6) The Company's Quarterly Report on Form 10-Q for the fiscal quarterly period ended June 30, 2001 and filed on August 10, 2001;

     7) The Company's Current Report on Form 8-K dated and filed on September 17, 2001;

     8) The Company's Current Report on Form 8-K dated and filed on September 19, 2001;

     9) The Company's Current Report on Form 8-K dated and filed on October 22, 2001; and

    10) The Company's Quarterly Report on Form 10-Q for the fiscal quarterly period ended September 30, 2001 and filed on November 14, 2001.

     All documents subsequently filed by the Company pursuant to the requirements of the Exchange Act after the date of this Statement of Additional Information will be available for inspection in the same manner as described above in "Available Information".


FINANCIAL SECURITY ASSURANCE INC. ("FINANCIAL SECURITY")


Bond Insurance Policy
---------------------

     Concurrently with the issuance of the bonds, Financial Security Assurance Inc. ("Financial Security") will issue its Municipal Bond Insurance Policy for the bonds (the "Policy"). The Policy guarantees the scheduled payment of principal of and interest on the bonds when due.

     The Policy is not covered by any insurance security or guaranty fund established under New York insurance law.

Financial Security Assurance Inc.
---------------------------------

     Financial Security is a New York domiciled insurance company and a wholly owned subsidiary of Financial Security Assurance Holdings Ltd. ("Holdings"). Holdings is an indirect subsidiary of Dexia, S.A., a publicly held Belgian corporation. Dexia, S.A., through its bank subsidiaries, is primarily engaged in the business of public finance in France, Belgium and other European countries. No shareholder of Holdings or Financial Security is liable for the obligations of Financial Security.


     At December 31, 2001, Financial Security's total policyholders' surplus and contingency reserves were approximately $1,593,569,000 and its total unearned premium reserve was approximately $810,898,000 in accordance with statutory accounting principles. At December 31, 2001, Financial Security's total shareholders' equity was approximately $1,698,672,000 and its total net unearned premium reserve was approximately $669,534,000 in accordance with generally accepted accounting principles.

     The financial statements included as exhibits to the annual and quarterly reports filed by Holdings with the Securities and Exchange Commission are hereby incorporated herein by reference. Also incorporated herein by reference are any such financial statements so filed from the date of this Statement of Additional Information until the termination of the offering of the bonds. Copies of materials incorporated by reference will be provided upon request to Financial Security Assurance Inc.: 350 Park Avenue, New York, New York 10022, Attention:
Communications Department (telephone (212) 826-0100).

     The policy does not protect investors against changes in market value of the bonds, which market value may be impaired as a result of changes in prevailing interest rates, changes in applicable ratings or other causes. Financial Security makes no representation regarding the bonds or the advisability of investing in the bonds. Financial Security makes no representation regarding the Prospectus or Statement of Additional Information, nor has it participated in the preparation thereof, except that Financial Security has provided to the Fund the information presented under this caption for inclusion in the Statement of Additional Information.

MBIA INSURANCE CORPORATION ("MBIA")

The MBIA Insurance Corporation Insurance Policy


     The following information has been furnished by MBIA Insurance Corporation ("MBIA") for use in this Statement of Additional Information.

     MBIA's policy unconditionally and irrevocably guarantees the full and complete payment required to be made by or on behalf of the Issuer to the Paying Agent or its successor of an amount equal to (i) the principal of (either at the stated maturity or by an advancement of maturity pursuant to a mandatory sinking fund payment) and interest on, the bonds as such payments shall become due but shall not be so paid (except that in the event of any acceleration of the due date of such principal by reason of mandatory or optional redemption or acceleration resulting from default or otherwise, other than any advancement of maturity pursuant to a mandatory sinking fund payment, the payments guaranteed by MBIA's policy shall be made in such amounts and at such times as such payments of principal would have been due had there not been any such acceleration); and (ii) the reimbursement of any such payment which is subsequently recovered from any owner of the bonds pursuant to a final judgment by a court of competent jurisdiction that such payment constitutes an avoidable preference to such owner within the meaning of any applicable bankruptcy law
(a "Preference").

     MBIA's policy does not insure against loss of any prepayment premium which may at any time be payable with respect to any bonds. MBIA's policy does not, under any circumstance, insure against loss relating to: (i) optional or mandatory redemptions (other than mandatory sinking fund redemptions); (ii) any payments to be made on an accelerated basis; (iii) payments on the purchase price of bonds upon tender by an owner thereof; or (iv) any Preference relating to (i) through (iii) above. MBIA's policy also does not insure against nonpayment of principal of or interest on the bonds resulting from the insolvency, negligence or any other act or omission of the Paying Agent or any other paying agent for the bonds.

     Upon receipt of telephonic or telegraphic notice, such notice subsequently confirmed in writing by registered or certified mail, or upon receipt of written notice by registered or certified mail, by MBIA from the Paying Agent or any owner of a bond the payment of an insured amount for which is then due, that such required payment has not been made, MBIA on the due date of such payment or within one business day after receipt of notice of such nonpayment, whichever is later, will make a deposit of funds, in an account with State Street Bank and Trust Company, N.A., in New York, New York, or its successor, sufficient for the payment of any such insured amounts which are then due. Upon presentment and surrender of such bonds or presentment of such other proof of ownership of the bonds, together with any appropriate instruments of assignment to evidence the assignment of the insured amounts due to the bonds as are paid by MBIA, and appropriate instruments to effect the appointment of MBIA as agent for such owners of the bonds in any legal proceeding related to payment of insured amounts on the bonds, such instruments being in a form satisfactory to State Street Bank and Trust Company, N.A., State Street Bank and Trust Company, N.A. shall disburse to such owners or the Paying Agent payment of the insured amounts due on such bonds, less any amount held by the Paying Agent for the payment of such insured amounts and legally available therefor.

MBIA

     MBIA Insurance Corporation ("MBIA") is the principal operating subsidiary of MBIA Inc., a New York Stock Exchange listed company (the "Company"). The Company is not obligated to pay the debts of or claims against MBIA. MBIA is domiciled in the State of New York and licensed to do business in and subject to regulation under the laws of all 50 states, the District of Columbia, the Commonwealth of Puerto Rico, the Commonwealth of the Northern Mariana Islands, the Virgin Islands of the United States and the Territory of Guam. MBIA has three branches, one in the Republic of France, one in the Republic of Singapore and one in the Kingdom of Spain. New York has laws prescribing minimum capital requirements, limiting classes and concentrations of investments and requiring the approval of policy rates and forms. State laws also regulate the amount of both the aggregate and individual risks that may be insured, the payment of dividends by MBIA, changes in control and transactions among affiliates. Additionally, MBIA is required to maintain contingency reserves on its liabilities in certain amounts and for certain periods of time.

     MBIA does not accept any responsibility for the accuracy or completeness of this Prospectus or Statement of Additional Information or any information or disclosure contained herein, or omitted herefrom, other than with respect to the accuracy of the information regarding the policy and MBIA set forth under the heading "MBIA Insurance Corporation". Additionally, MBIA makes no representation regarding the bonds or the advisability of investing in the bonds.

     The Financial Guarantee Insurance Policies are not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law.

MBIA Information

     The following documents filed by the Company with the Securities and Exchange Commission (the "SEC") are incorporated herein by reference:

(1)  The Company's Annual Report on Form 10-K for the year ended December 31,
     2000;

(2) The Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2001; and

(3)  The report on Form 8-K filed by the Company on January 30, 2001.

Any documents filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act of 1934, as amended, after the date of this Statement of Additional Information and prior to the termination of the offering of the securities offered hereby shall be deemed to be incorporated by reference in this Statement of Additional Information and to be a part hereof. Any statement contained in a document incorporated or deemed to be incorporated by reference herein, or contained in this Statement of Additional Information, shall be deemed to be modified or superseded for purposes of this Statement of Additional Information to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Statement of Additional Information.

     The Company files annual, quarterly and special reports, information statements and other information with the SEC under File No. 1-9583. Copies of the SEC filings (including (1) the Company's Annual Report on Form 10-K for the year ended December 31, 2000, (2) the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2001, and (3) the report on Form 8-K filed by the Company on January 30, 2001) are available (i) over the Internet at the SEC's web site at http://www.sec.gov; (ii) at the SEC's public reference room in Washington D.C.; (iii) over the Internet at the Company's web site at http://www.mbia.com; and (iv) at no cost, upon request to MBIA Insurance Corporation, 113 King Street, Armonk, New York 10504. The telephone number of MBIA is (914) 273-4545.

     As of December 31, 2000, MBIA had admitted assets of $7.6 billion (audited), total liabilities of $5.2 billion (audited), and total capital and surplus of $2.4 billion (audited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulaltory authorities. As of September 30, 2001, MBIA had admitted assets of $8.4 billion (unaudited), total liabilities of $6.0 billion (unaudited), and total capital and surplus of $2.4 billion (unaudited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities.

Financial Strength Ratings of MBIA

     Moody's Investors Service, Inc. rates the financial strength of MBIA "Aaa."

     Standard & Poor's, a division of The McGraw-Hill Companies, Inc. rates the financial strength of MBIA "AAA."

     Fitch Ratings rates the financial strength of MBIA "AAA."

     Each rating of MBIA should be evaluated independently. The ratings reflect the respective rating agency's current assessment of the creditworthiness of MBIA and its ability to pay claims on its policies of insurance. Any further explanation as to the significance of the above ratings may be obtained only from the applicable rating agency.

     The above ratings are not recommendations to buy, sell or hold the bonds, and such ratings may be subject to revision or withdrawal at any time by the rating agencies. Any downward revision or withdrawal of any of the above ratings may have an adverse effect on the market price of the bonds. MBIA does not guaranty the market price of the bonds nor does it guaranty that the ratings on the bonds will not be revised or withdrawn.

FINANCIAL GUARANTY INSURANCE COMPANY ("FINANCIAL GUARANTY")

     The Portfolio Insurance Policy is non-cancellable except for failure to pay the premium. The premium rate for each purchase of a security covered by the Portfolio Insurance Policy is fixed for the life of the Insured Bond. The insurance premiums are payable monthly by the Fund and are adjusted for purchases, sales and payments prior to maturity of Insured Bonds during the month. In the event of a sale of any Insured Bond by the Fund or payment thereof prior to maturity, the Portfolio Insurance policy terminates as to such Insured. Under the provisions of the Portfolio Insurance Policy, Financial Guaranty unconditionally and irrevocably agrees to pay to State Street Bank and Trust Company, or its successor, as its agent (the "Fiscal Agent"), that portion of the principal of and interest on the Insured Bonds which shall become due for payment but shall be unpaid by reason of nonpayment by the issuer of the Insured Bonds. The term "due for payment" means, when referring to the principal of an Insured Bond, its stated maturity date or the date on which it shall have been called for mandatory sinking fund redemption and does not refer to any earlier date on which payment is due by reason of call for redemption (other than by mandatory sinking fund redemption), acceleration or other advancement of maturity and means, when referring to interest on an Insured Bond, the stated date for payment of interest. In addition, the Portfolio Insurance Policy covers nonpayment by the issuer that results from any payment of principal or interest made by such issuer on the Insured Bond to the Fund which has been recovered from the Fund or its shareholders pursuant to the United States Bankruptcy Code by a trustee in bankruptcy in accordance with a final, nonappealable order of a court having competent jurisdiction.

     Financial Guaranty will make such payments to the Fiscal Agent on the date such principal or interest becomes due for payment or on the business day next following the day on which Financial Guaranty shall have received notice of nonpayment, whichever is later. The Fiscal Agent will disburse the Trustee the face amount of principal and interest which is then due for payment but is unpaid by reason of nonpayment by the issuer, but only upon receipt by the Fiscal Agent of (i) evidence of the Trustee's right to receive payment of the principal or interest due for payment and (ii) evidence, including any appropriate instruments of assignment, that all of the rights to payment of such principal or interest due for payment thereupon shall vest in Financial Guaranty. Upon such disbursement, Financial Guaranty shall become the owner of the Insured Bond, appurtenant coupon or right to payment of principal or interest on such Insured Bond and shall be fully subrogated to all of the Trustee's rights thereunder, including the right to payment, thereof.

     In determining whether to insure municipal securities held in the Fund, Financial Guaranty will apply its own standards which are not necessarily the same as the criteria used in regard to the selection of securities by the Fund.

     Certain of the municipal securities under the Portfolio Insurance Policy may also be insured under an insurance policy obtained by the issuer of such municipal securities. The premium for any insurance policy or policies obtained by an issuer or Insured Bonds has been paid in advance by such issuer and any such policy or policies are non-cancellable and will continue in force so long as the Insured Bonds so insured are outstanding. Financial Guaranty has also agreed, if requested by the Funds on or before the fifth day preceding the 1st day of any month, to insure to maturity Insured Bonds sold by the Trustee during the month immediately following such request of the Funds. The premium for any such insurance to maturity provided by Financial Guaranty is paid by the Fund and any such insurance is non-cancellable and will continue in force so long as the Bonds so insured are outstanding.

     Financial Guaranty is a wholly-owned subsidiary of FGIC Corporation (the "Corporation"), a Delaware holding company. The Corporation is a subsidiary of General

Electric Capital Corporation ("GE Capital"). Neither the Corporation nor GE Capital is obligated to pay the debts of or the claims against Financial Guaranty. Financial Guaranty is a monoline financial guaranty insurer domiciled in the State of New York and subject to regulation by the State of New York Insurance Department. As of September 30, 2001, the total capital and surplus of Financial Guaranty was $1.033 billion. Financial Guaranty prepares financial statements on the basis of both statutory accounting principles and generally accepted accounting principles. Copies of such financial statements may be obtained by writing to Financial Guaranty at 125 Park Avenue, New York, New York 10017, Attention: Communications Department (telephone number: (212) 312-3000) or to the New York State Insurance Department at 25 Beaver Street, New York, New York 10004-2319, Attention: Financial Condition Property/Casualty Bureau (telephone number: (212) 480-5187).

     The policies of insurance obtained by the Fund from Financial Guaranty and the negotiations in respect thereof represent the only relationship between Financial Guaranty and the Fund. Otherwise neither Financial Guaranty nor its parent, FGIC Corporation, or any affiliate thereof has any significant relationship, direct or indirect, with the Fund or the Board of Directors of the Fund.

RATINGS

     The above municipal bond insurers have insurance claims-paying ability ratings of AAA from S&P and Aaa from Moody's. Financial Guaranty also has an insurance claims-paying ability rating of AAA from Fitch. An S&P insurance claims-paying ability rating is an assessment of an operating insurance company's financial capacity to meet obligations under an insurance policy in accordance with its terms. An insurer with an insurance claims-paying ability rating of AAA has the highest rating assigned by S&P. Capacity to honor insurance contracts is adjudged by S&P to be extremely strong and highly likely to remain so over a long period of time. A Moody's insurance claims-paying ability rating is an opinion of the ability of an insurance company to repay punctually senior policyholder obligations and claims. An insurer with an insurance claims-paying ability rating of Aaa is adjudged by Moody's to be of the best quality. In the opinion of Moody's, the policy obligations of an insurance company with an insurance claims-paying ability rating of Aaa carry the smallest degree of credit risk and, while the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair the company's fundamentally strong position.

     An insurance claims-paying ability rating by S&P or Moody's does not constitute an opinion on any specific contract in that such an opinion can only be rendered upon the review of the specific insurance contract. Furthermore, an insurance claims-paying ability rating does not take into account deductibles, surrender or cancellation penalties or the timeliness of payment, nor does it address the ability of a company to meet nonpolicy obligations (i.e., debt contracts).

     The assignment of ratings by S&P or Moody's to debt issues that are fully or partially supported by insurance policies, contracts or guarantees is a separate process from the determination of claims-paying ability ratings. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a key element in the rating determination for such debt issues.

     S&P's and Moody's ratings are not recommendations to buy, sell or hold the municipal bonds insured by policies issued by AMBAC Assurance, Financial Security, MBIA or Financial Guaranty and such ratings may be subject to revision or withdrawal at any time by the rating agencies. Any downward revision or withdrawal of either or both ratings may have an adverse effect on the market price of the municipal bonds insured by policies issued by AMBAC Assurance, Financial Security, MBIA or Financial Guaranty.

     S&P's ratings of AMBAC Assurance, Financial Security, MBIA and Financial Guaranty should be evaluated independent of Moody's ratings. Any further explanation as to the significance of the ratings may be obtained only from the applicable rating agency. See Appendix A for more information about ratings by Moody's and S&P.

                                   APPENDIX D

                          HEDGING STRATEGIES AND RISKS

     Set forth below is additional information regarding the various defensive hedging techniques.

Futures and Index Transactions

 Financial Futures

     A financial future is an agreement between two parties to buy and sell a security for a set price on a future date. They have been designed by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC").

     The purchase of financial futures is for the purpose of hedging the Fund's existing or anticipated holdings of long-term debt securities. When the Fund purchases a financial future, it deposits in cash or securities an "initial margin" of between 1% and 5% of the contract amount. Thereafter, the Fund's account is either credited or debited on a daily basis in correlation with the fluctuation in price of the underlying future or other requirements imposed by the exchange in order to maintain an orderly market. The Fund must make additional payments to cover debits to its account and has the right to withdraw credits in excess of the liquidity, the Fund may close out its position at any time prior to expiration of the financial future by taking an opposite position. At closing a final determination of debits and credits is made, additional cash is paid by or to the Fund to settle the final determination and the Fund realizes a loss or gain depending on whether on a net basis it made or received such payments.

     The sale of financial futures is for the purpose of hedging the Fund's existing or anticipated holdings of long-term debt securities. For example, if the Fund owns long-term bonds and interest rates were expected to increase, it might sell financial futures. If interest rates did increase, the value of long-term bonds in the Fund's portfolio would decline, but the value of the Fund's financial futures would be expected to increase at approximately the same rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

     Among the risks associated with the use of financial futures by the Fund as a hedging device, perhaps the most significant is the imperfect correlation between movements in the price of the financial futures and movements in the price of the debt securities which are the subject of the hedge.

     Thus, if the price of the financial future moves less or more than the price of the securities which are the subject of the hedge, the hedge will not be fully effective. To compensate for this imperfect correlation, the Fund may enter into financial futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the financial futures. Conversely, the Fund may enter into fewer financial futures if the historical volatility of the price of the securities being hedged is less than the historical volatility of the financial futures.

     The market prices of financial futures may also be affected by factors other than interest rates. One of these factors is the possibility that rapid changes in the volume of closing transactions, whether due to volatile markets or movements by speculators, would temporarily distort the normal relationship between the markets in the financial future and the chosen debt securities. In these circumstances as well as in periods of rapid and large price movements. The Fund might find it difficult or impossible to close out a particular transaction.

 Options on Financial Futures

     The Fund may also purchase put or call options on financial futures which are traded on a U.S. Exchange or board of trade and enter into closing transactions with respect to such options to terminate an existing position. Currently, options can be purchased with respect to financial futures on U.S. Treasury Bonds on The Chicago Board of Trade. The purchase of put options on financial futures is analogous to the purchase of put options by the Fund on its portfolio securities to hedge against the risk of rising interest rates. As with options on debt securities, the holder of an option may terminate his position by selling an option of the Fund. There is no guarantee that such closing transactions can be effected.

Index Contracts

 Index Futures

     A tax-exempt bond index which assigns relative values to the tax-exempt bonds included in the index is traded on the Chicago Board of Trade. The index fluctuates with changes in the market values of all tax-exempt bonds included rather than a single bond. An index future is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash-rather than any security-equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the index future was originally written. Thus, an index future is similar to traditional financial futures except that settlement is made in cash.

 Index Options

     The Fund may also purchase put or call options on U.S. Government or tax-exempt bond index futures and enter into closing transactions with respect to such options to terminate an existing position. Options on index futures are similar to options on debt instruments except that an option on an index future gives the purchaser the right, in return for the premium paid, to assume a position in an index contract rather than an underlying security at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance of the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, is less than the exercise price of the option on the index future.

     Bond index futures and options transactions would be subject to risks similar to transactions in financial futures and options thereon as described above. No series will enter into transactions in index or financial futures or related options unless and until, in the Adviser's opinion, the market for such instruments has developed sufficiently.

                                   APPENDIX E

Factors Pertaining to New York


     The following information is a brief summary of factors affecting the economy of New York City (the "City") or New York State (the "State" or "New York"). Other factors will affect other issuers. The summary is based primarily upon information in the State's Annual Information Statement, as updated, and the most recently publicly available offering statement relating to debt offerings of the City and the City's 2002-2006 Financial Plan, however, such information has not been updated. The Fund has not independently verified this information.

     The State, some of its agencies, instrumentalities and public authorities and certain of its municipalities and the City have sometimes faced serious financial difficulties that could have an adverse effect on the sources of payment for or the market value of the New York Municipal Bonds in which the Fund invests.

New York City

     General. The events of September 11, 2001 had a significant impact upon the City economy. The City expects, based on actions and statements of the U.S. Congress and the President and measures taken by the State, that it will be fully reimbursed for the cost to recover from, clean up and repair the consequences of the World Trade Center attack. However, prior to September 11, the City's economy had been weakening primarily as the result of the downturn in the securities and financial services industries. The loss of over seventy thousand jobs in the City due to September 11, which are not expected to be recovered until 2005, will produce additional adverse budgetary pressures including increases to later year budget gaps and reductions to State surpluses that decrease the ability of the State to provide financial support to the City. The City of New York Executive Budget Fiscal Year 2003 released by the Mayor of the City on April 17, 2002 (the "Executive Budget"), projects total revenue to be lost to the City as a result of September 11 during those fiscal years will be $3.9 billion and that expenses over the same period have increased by $6.1 billion from projections made prior to September 11.

     More than any other New York municipality, the fiscal health of the City depends upon the fiscal health of the State, which has projected slower growth and warned of the risk of a downturn. As a result of September 11, the Executive Budget assumes reduced economic activity in the second half of calendar year 2001, job and income losses through the first half of 2002 and a moderate recovery thereafter. The Executive Budget also projects declines in revenues from forecasts made prior to September 11 for fiscal years 2002 through 2006 as a result of reduced economic activity.

     For each of the 1981 through 2001 fiscal years, the City had an operating surplus, before discretionary transfers, and achieved balanced operating results as reported in accordance with generally accepted accounting principles ("GAAP") after discretionary transfers. Historically, the City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. Particularly given the uncertain impact of September 11 and the expected reduction in economic activity in the City, there can be no assurance that the City will continue to maintain balanced operating results as required by State law without reductions in City services or entitlement programs to tax or other revenue increases that could adversely affect the City's economic base.

     For fiscal year 2001 the City had an operating surplus of $3.0 billion. On April 17, 2002, the Mayor of the City released the Executive Budget for fiscal year 2003 (July 1, 2002 to June 30, 2003). The Executive Budget is $41.9 billion and incorporates a number of steps to close a projected $5.0 billion budget gap, including City agency cuts ranging up to 36%, staffing changes requiring union consent, stretching out some elements of the City's four year construction plan to five years, debt restructuring and asset sales and proposed State and federal initiatives to generate $2.2 billion of gap closing actions in fiscal year 2003 and an aggregate of $5.5 billion in fiscal years 2004 through 2006. The Mayor has also proposed that the City issue $1.5 billion of its general obligation bonds in fiscal year 2003 to help close the budget gap. While the Executive Budget does not project any need for deficit financing in later fiscal years, the inability of the City to close significant outyear budget gaps could require such financing, which might affect the rating of the City's general obligation bonds.

     City's Financing Program. Implementation of the Executive Budget is in part dependent upon the City's ability to market its securities successfully in the public credit markets. The City's financing program for fiscal years 2002 through 2006 contemplates the issuance of $13.7 billion of general obligation bonds, $5.9 billion of bonds and Recovery Bonds described below to be issued by the New York City Transitional Finance Authority (the "Transitional Finance Authority"), $2.0 billion of bonds to be issued by TSASC, Inc., a not-for-profit corporation empowered to issue tax-exempt debt backed by tobacco settlement revenues, and $10.0 billion of bonds and notes to be issued by New York City Municipal Water Finance Authority (the "Water Authority"). In 1997, the State created the Transitional Finance Authority, to assist the City in keeping the City's indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur. The City had faced limitations on its borrowing capacity after 1998 under the State's constitution that would have prevented it from borrowing additional funds, as a result of the decrease in real estate values within the City. The Transitional Finance Authority is authorized to issue up to $11.5 billion of bonds. In addition, the City issues revenue notes and tax anticipation notes to finance seasonal working capital requirements. The success of projected public sales of these bonds and notes will be subject to prevailing market conditions. The City's planned capital and operating expenditures are dependent upon the sale of its general obligation bonds and notes, and the Water Authority and Transitional Finance Authority bonds. In September 2001, the state legislature granted the City an additional $2.5 billion in debt-incurring capacity to pay costs related to September 11 through bonds issued by the Transitional Finance Authority ("Recovery Bonds"), $1.0 billion of which were issued on October 4, 2001 and the balance of which will be issued in fiscal year 2002-2003.

     2001 Fiscal Year. For the 2001 fiscal year (July 1, 2000 - June 30, 2001) the City had an operating surplus of $3.0 billion, before discretionary and other transfers, and achieved balanced operating results, after discretionary and other transfers, in accordance with GAAP. The 2001 fiscal year was the twenty-first year that the City has achieved an operating surplus, before discretionary and other transfers, and balanced operating results, after discretionary and other transfers.

     2003-2006 Financial Plan. Pursuant to the laws of the State, the Mayor is responsible for preparing the City's financial plan, including the City's current financial plan for the 2003 through 2006 fiscal years, which is included in the Executive Budget (the "City Financial Plan"). The projections set forth in the City Financial Plan are based on various assumptions and contingencies that are uncertain and may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet annual cash flow and financing requirements.

The City Financial Plan reflects certain extraordinary actions necessitated by September 11 and projects a budget surplus of $322 million for the 2002 fiscal year and budget gaps of $5.2 billion, $5.6 billion and $6.0 billion, respectively, for the 2004, 2005 and 2006 fiscal years prior to any gap closing actions. Some of the gap closing measures proposed in the City Financial Plan for fiscal year 2003 have recurring effects and are projected to reduce the fiscal year 2004, 2005 and 2006 budget gaps to $2.7 billion, $3.1 billion and $3.6 billion, respectively. The Mayor proposes to close these outyear gaps through unspecified additional City agency cuts, federal and State initiatives and other actions. It should be noted that the City Council must approve the Executive Budget and that it may not adopt certain of the Mayor's gap closing proposals. If any gap closing measures are not replaced by equivalent alternatives, budget gaps for fiscal year 2003 and thereafter will be increased.

     The City Financial Plan includes a proposed discretionary transfer in the 2002 fiscal year of $322 million to pay debt service due in the fiscal year 2003. In addition, the City Financial Plan reflects a proposed cigarette tax increase resulting in increased revenues totaling $249 million in fiscal year 2003 and declining yearly to a total increase of $241 million in fiscal year 2006 which is subject to State legislative approval. The Mayor has proposed restoring the City's stock transfer tax, which in the past generated $114 million annually which also must be approved by the State legislature.

     In order to address the possibility that some of the gap closing actions specified in the Executive Budget may not be effected or that the projected 2003 gap will widen, the Executive Budget includes a Contingency Cut Plan of $500 million of expense reductions in uniformed agencies, education and other services.

     Assumptions. The City Financial Plan is based on numerous assumptions, including the impact of September 11 on the City's economy, the general condition of the City's and the region's economies and the receipt of economically sensitive tax revenues in the amounts projected and reimbursement by the federal government and State of expenditures necessitated by September
11. The City Financial Plan is subject to various other uncertainties and contingencies relating to, among other factors: (i) the extent, if any, to which wage increases for City employees exceed the annual wage costs assumed for the 2002 through 2006 fiscal years; (ii) interest earnings and wage projections underlying projections of the City's required pension fund contributions; (iii) the willingness and ability of the State and Federal governments to provide the aid and enact the revenue enhancing or expenditure relief initiatives contemplated by the City Financial Plan and to take various other actions to assist the City in its gap closing actions; (iv) the ability of Health and Hospitals Corporation, the Board of Education and other agencies to maintain balanced budgets; (v) the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlement programs; (vi) the ability of the City to control expenditures and implement cost reduction and gap closing initiatives identified in the City Financial Plan for the 2003 fiscal year and proposed but unspecified for later years; (vii) the City's ability to market its securities successfully in the public credit markets; (viii) the impact of conditions in the real estate market on real estate tax revenues; (ix) the sale of OTB in fiscal year 2004, which requires State legislative approval; and (x) unanticipated expenditures that may be incurred as a result of the need to maintain the City's infrastructure or future terrorist acts.

     The City Financial Plan reflects the sudden economic downturn as the result of September 11 in the last half of 2001 and assumes job and income losses in the first half of 2002 but moderate growth in the second half of 2002 resulting in a flat City economy for calendar year 2002. The City Financial Plan forecasts a steady recovery thereafter. The City does not expect to recover all of the jobs lost as a result of September 11 until 2005. Given the uncertain impact of September 11 on the City's economy, including the loss of jobs and business, impact on tourism in the City and the slowdown in the securities industry, there can be no assurance that the economic projections included in the City Financial Plan are accurate or that the tax revenues projected in the Financial Plan to be received will be received in the amounts anticipated.

     Municipal Unions. The Mayor's gap closing proposals in fiscal year 2003 include a slight reduction of the City's workforce through attrition, severance and early retirement, including a reduction of 1,000 in uniformed police officers that will be offset by hiring of civilians by the Police
Department. These police department and other staff reduction proposals may require union consents. While the City has established a Reserve for Collective Bargaining, the terms of wage settlements could be determined through the impasse procedure in the New York City Collective Bargaining Law, which can impose a binding settlement that substantially increases reserves established by the City.

     Intergovernmental Aid. The City depends on the State for aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that State aid to the City will be maintained at amounts currently projected or interim appropriations enacted; or that the State will not reduce or delay aid any of which could have adverse effects on the City's cash flow or expenditures. In addition, the Federal budget negotiation process could result in reductions or delays in the receipt of Federal grants which would have additional adverse effects on the City's cash flow or revenues. The City is particularly dependent upon the federal government and the State to reimburse it for expenditures relating to September 11. While both the federal government and the State have publicly supported the City and promised to make funds available to fund recovery, clean-up and repairs relating to September 11, there can be no assurance that budget constraints or the other priorities, including future terrorist attacks will not interfere or prevent delivery of such aid.

     Outstanding Indebtedness. As of December 31, 2001, the City and the Municipal Assistance Corporation for the City of New York had respectively approximately $27.3 and $2.2 billion of net outstanding long-term debt.

     Litigation. The City is currently a defendant in a significant number of lawsuits. While the ultimate outcome and fiscal impact, if any, on the proceedings and claims are not currently predictable, adverse determination in certain of them might have a material adverse effect upon the City's ability to carry out the City Financial Plan. As of June 30, 2001 claims were pending against the City, for which the City has estimated it may potentially incur liability of $4.2 billion. The City currently is a defendant in a proceeding relating to the New York City Teachers' Retirement System in which damages in excess of $250 million are sought. In fiscal year 2000-2001 the City paid $594.8 million with respect to judgments and claims and projects such payments will total $409.6 million and $418.7 million in fiscal years 2001-2002 and 2002-2003, respectively.

     Ratings. As of March 13, 2002, Moody's rated the City's outstanding general obligation bonds A2, Standard and Poor's rated such bonds A and Fitch rated such bonds A+. As of April 17, 2002, none of these rating agencies had commented on the Executive Budget and there can be no assurance that, after the review thereof, their ratings of the City's general obligation bonds will be maintained. In July 1998, Standard and Poor's increased the ratings on the City's general obligations bonds to A- from BBB+. In September, 2000, Standard and Poor's revised its rating of City bonds upward to A. Moody's rating of City bonds was raised in August 2000 to A2 from A3. In March, 1999, Fitch increased its rating of City bonds upward to A from A- and in September, 2000, Fitch revised its rating to A+. Such ratings reflect only the view of Moody's, Standard and Poor's and Fitch, from which an explanation of the significance of such ratings may be obtained. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of City bonds and could increase the City's borrowing costs.

New York State

     2000-2001 Fiscal Year. The State finished its 2000-2001 fiscal year with a surplus of $2.7 billion.

     2001-2002 Fiscal Year. The revised cash-basis 2001-2002 State Financial Plan issued by the Division of the Budget on January 22, 2002 projects that the State will end its 2001-2002 fiscal year with a surplus of $2.1 billion.

     2002-2003 Fiscal Year. The Governor released his 2002-2003 Executive Budget (the "Executive Budget") on January 22, 2002. The Executive Budget contains financial projections for the State's 2001-2002 through 2004-2005 fiscal years, and a proposed Capital Program and Financing Plan for the 2002-2003 through 2006-2007 fiscal years. There can be no assurance that the Legislature will enact into law the Executive Budget as proposed by the Governor, or that the State's budget, as finally adopted by the Legislature, will not differ materially and adversely from the Executive Budget.

     The Executive Budget projects receipts equal to disbursements on a cash basis in the General Fund for the 2002-2003 fiscal year, after accounting for the transfer of available receipts from 2001-2002 to 2002-2003 and implementation of various measures to close a $5.7 billion budget gap. Total General Fund receipts, including transfers from other funds, are projected to be $40.2 billion, a decrease of $3.6 billion over projected receipts in the current fiscal year. General Fund disbursements, including transfer to other funds, are projected to be $40.2 billion, a decrease of $1.2 billion from 2001-2002. State Funds spending is projected to total $58.6 billion, an increase of 1.6% from 2001-2002. Under the Executive Budget, total State spending is expected to grow by 4.7% to $88.6 billion. The Executive Budget projects potential budget gaps of $2.8 billion and $3.3 billion, in fiscal years 2003-2004 and 2004-2005, respectively.

     To permanently improve the State's reserve levels, the Executive Budget includes proposed legislation to increase the maximum permissible size of the State Tax Stabilization Reserve Fund from 2 percent to 5 percent of General Fund spending.

     The most significant risks to the State's financial plan set forth in the Executive Budget are the rate of layoffs related to September 11, and the impact of the event upon the City and the personal income statewide. In addition, the occurrence of other terrorist attacks whether within or outside of New York could have a significant adverse effect on the State's economy. The volatility of the financial markets even before September 11 and its impact upon financial sector compensation and capital gains recognition by investors also represent a significant risk to the State's financial plan, as set forth in the Executive Budget.

     Owing to these and other factors, the State may face substantial potential budget gaps in future years resulting from a significant disparity between tax revenues from lower receipts and the spending required to maintain State programs at mandated levels. Any such recurring imbalance would be exacerbated by the use by the State of nonrecurring resources to achieve budgetary balance in a particular fiscal year. To correct any recurring budgetary imbalance, the State would need to take significant actions to align recurring receipts and disbursements in future fiscal years.

     Capital Spending and Financing. Under the State law, the Governor is required to submit a Five-Year Capital Program and Financing Plan ("Capital Plan") annually. The proposed 2002-2003 through 2006-2007 fiscal year Capital Plan provides for capital spending of $5.0 billion in the 2002-2003 fiscal year to be financed through general obligation, authority and state bonds and available resources. General obligation bonds are backed by the full faith and credit of the State. The Executive Budget does not currently provide for the issuance of general obligation bonds in 2002-2003. As of March 31, 2001, $4.4 billion of State general obligation bonds were outstanding. Also as of such date, $4.7 billion of bonds issued by the Local Governmental Assistance Corporation, an entity established to fund assistance to localities in earlier years when the State was running budget deficits, were outstanding. Various state authorities had $27.9 billion of indebtedness outstanding in the form of bonds, lease financings and other financing arrangements. This state authority indebtedness is not backed by the full faith and credit of the State.

     Litigation. The State is currently a defendant in a significant number of lawsuits. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws. State programs, primarily Medicaid and mental health programs are frequently challenged on State and Federal constitutional grounds. Several Native American groups have commenced litigation against New York claiming the rights to thousands of acres of land seized in the eighteenth and nineteenth centuries. Adverse developments in legal proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced State Financial Plan in any given fiscal year. There can be no assurance that an adverse decision in one or more legal proceedings would not exceed the amount the State reserves for the payment of judgments or materially impair the State's financial operations. With respect to pending and threatened litigation, the State reported in its Annual Information Statement dated October 2, 2001 its estimate of $730 million for awarded and anticipated unfavorable judgments, of which $242 million was expected to be paid within the 2001-2002 fiscal year.

     Other Localities. Certain localities in addition to the City could have financial problems leading to requests for additional State assistance during the State's 2002-2003 fiscal year and thereafter. The potential impact on the State of such actions by localities is not included in the projections of the State receipts and disbursements in the State's 2002-2003 fiscal year.

     Fiscal difficulties experienced in Nassau County resulted in the creation of the Nassau County Interim Finance Authority (the "Authority") in 2000. The Authority is charged with oversight of the fiscal affairs of Nassau County. The State paid $25 million in assistance to Nassau County for the 2001-2002 fiscal year and the Governor has proposed assistance of $50 million in the Executive Budget. The Authority as of January 22, 2002 had issued $436 million in bonds and $690 million in bond anticipation notes.

     Ratings. Moody's has given the State's general obligation bonds a rating of A2, Standard and Poor's had given the bonds a rating of AA, and Fitch had given the bonds a rating of AA. Such ratings reflect only the view of Moody's and Standard and Poor's from which an explanation of the significance of such ratings may be obtained. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of State bonds and could increase the State's borrowing costs.

New York Tax Matters


     The following discussion of New York income tax matters is based upon the advice of Edwards & Angell, LLP, special counsel to the Fund.

     The following is a general, abbreviated summary of certain provisions of the applicable New York tax law as presently in effect as it directly governs the taxation of New York resident individual, corporate and unincorporated business holders of Common Shares of the Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes, other than New York City taxes, that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. The following is based on the assumptions that the Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause the Fund's distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends received to the Fund's shareholders. The Fund will be subject to the New York Business Corporation franchise tax and the New York City general corporation tax only if it has a sufficient nexus with New York State or New York City. If it is subject to such taxes, it does not expect to pay a material amount of either tax. Distributions by the Fund that are attributable to interest on any obligation of New York and its political subdivisions or to interest on obligations of U.S. territories and possessions that are exempt from state taxation under federal law will not be subject to the New York State personal income tax or the New York City personal income or unincorporated business taxes. All other distributions, including distributions attributable to interest on obligations of the United States or its instrumentalities and distributions attributable to capital gains, will be subject to the New York State personal income tax and the New York City personal income and unincorporated business taxes.

     All distributions from the Fund, regardless of source, will increase the taxable base of shareholders subject to the New York Business Corporation franchise tax or the New York City general corporation tax. Gain from the sale, exchange, or other disposition of Common Shares will be subject to the New York State personal income and franchise taxes and the New York City personal income, unincorporated business, and general corporation taxes. Common Shares may be subject to New York State estate tax if owned by a New York decedent at the time of death. Common Shares will not be subject to property taxes imposed by New York State or City. Interest on indebtedness incurred to purchase, or continued to carry, Common Shares generally will not be deductible for New York State or New York City personal income tax purposes.

                                  APPENDIX F

                PERFORMANCE RELATED AND COMPARATIVE INFORMATION


     The Fund may be a suitable investment for a shareholder that is thinking of adding bond investments to his portfolio to balance the appreciated stocks that the shareholder is holding. Municipal bonds can provide triple, tax-free income (exempt from regular federal, state and city income taxes) for residents of New York. Because the Fund expects that a substantial portion of its investments will pay interest that is taxable under the federal alternative minimum tax, the Fund may not be a suitable investment for shareholders that are subject to the federal alternative minimum tax.

     The Fund may quote certain performance-related information and may compare certain aspects of its portfolio and structure to other substantially similar closed-end funds as categorized by Lipper, Inc. ("Lipper"), Morningstar or other independent services. Comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Fund may obtain data from sources or reporting services, such as Bloomberg Financial ("Bloomberg") and Lipper, that the Fund believes to be generally accurate. According to CDA Wiesenberger, The John Nuveen Company is the leading sponsor of municipal closed-end exchange-traded bond funds measured by the number of funds (79) and fund assets under management ($31 billion) as of December 31, 2001.

     Past performance is not indicative of future results. At the time Common Shareholders sell their shares, they may be worth more or less than their original investment.


Features of Municipal Closed-End ETFs

Monthly Dividends
Enhanced income potential through leverage*
Automatic dividend reinvestment*
Exchange listing
Widespread price visibility
Convenient intra-day trading*
Professional management
Low minimum investment


*As outlined elsewhere in this SAI, share prices will fluctuate. Systematic reinvestment does not ensure a profit, nor does it protect you against a loss in a declining market.


According to the Investment Company Institute, open-end municipal bond funds experienced positive cash inflows that totaled more than $11.6 billion in 2001. By contrast, these funds exhibited net outflows of $14.770 during calendar year 2000. [Source: Investment Company Institute, Trends in Mutual Fund Investing, December 2000 and December 2001]

As further evidence of investor demand for municipal exchange-traded closed-end funds, Nuveen and other sponsors have successfully offered about $5 billion of new municipal fund common stock during 2001, while no new closed-end municipal funds were offered in 2000.

[GRAPH APPEARS HERE]

Numbers in Billions:
                                                                                        U.S. HOUSEHOLD HOLDINGS OF BONDS
            U.S. HOUSEHOLD HOLDINGS OF BONDS             HOUSEHOLD FINANCIAL ASSETS         % HOUSEHOLD FINANCIAL ASSETS
1955:1                                 112.8                                  947.4                                 11.9
1955:2                                 114.7                                  976.1                                 11.8
1955:3                                 117.1                                 1004.2                                 11.7
1955:4                                 118.5                                 1018.9                                 11.6
1956:1                                 122.0                                 1052.0                                 11.6
1956:2                                 123.4                                 1050.9                                 11.7
1956:3                                 125.5                                 1058.2                                 11.9
1956:4                                 126.0                                 1087.8                                 11.6
1957:1                                 129.1                                 1085.2                                 11.9
1957:2                                 130.0                                 1111.7                                 11.7
1957:3                                 132.4                                 1095.4                                 12.1
1957:4                                 133.2                                 1099.0                                 12.1
1958:1                                 134.6                                 1132.8                                 11.9
1958:2                                 133.8                                 1155.0                                 11.6
1958:3                                 132.8                                 1201.8                                 11.1
1958:4                                 134.2                                 1230.0                                 10.9
1959:1                                 137.4                                 1251.6                                 11.0
1959:2                                 138.6                                 1273.6                                 10.9
1959:3                                 141.9                                 1279.5                                 11.1
1959:4                                 144.7                                 1309.8                                 11.1
1960:1                                 151.7                                 1301.4                                 11.7
1960:2                                 153.1                                 1318.4                                 11.6
1960:3                                 153.3                                 1302.9                                 11.8
1960:4                                 153.1                                 1359.4                                 11.3
1961:1                                 153.6                                 1416.2                                 10.8
1961:2                                 154.4                                 1427.4                                 10.8
1961:3                                 156.0                                 1454.3                                 10.7
1961:4                                 157.5                                 1503.9                                 10.5
1962:1                                 159.2                                 1508.5                                 10.6
1962:2                                 159.5                                 1407.3                                 11.3
1962:3                                 161.7                                 1444.2                                 11.2
1962:4                                 161.1                                 1546.8                                 10.4
1963:1                                 158.9                                 1583.6                                 10.0
1963:2                                 159.7                                 1618.6                                  9.9
1963:3                                 161.0                                 1652.4                                  9.7
1963:4                                 162.9                                 1644.8                                  9.9
1964:1                                 165.3                                 1689.0                                  9.8
1964:2                                 167.0                                 1725.3                                  9.7
1964:3                                 168.2                                 1764.3                                  9.5
1964:4                                 169.6                                 1798.4                                  9.4
1965:1                                 172.6                                 1832.5                                  9.4
1965:2                                 173.1                                 1826.3                                  9.5
1965:3                                 174.7                                 1899.6                                  9.2
1965:4                                 174.5                                 1965.3                                  8.9
1966:1                                 182.5                                 1966.7                                  9.3
1966:2                                 185.7                                 1966.2                                  9.4
1966:3                                 192.9                                 1924.2                                 10.0
1966:4                                 196.5                                 1989.2                                  9.9
1967:1                                 196.4                                 2087.8                                  9.4
1967:2                                 192.0                                 2113.8                                  9.1
1967:3                                 196.0                                 2183.8                                  9.0
1967:4                                 201.3                                 2240.1                                  9.0
1968:1                                 207.1                                 2213.3                                  9.4
1968:2                                 209.2                                 2338.8                                  8.9
1968:3                                 212.2                                 2379.9                                  8.9
1968:4                                 211.7                                 2506.4                                  8.4
1969:1                                 193.4                                 2490.9                                  7.8
1969:2                                 193.1                                 2471.3                                  7.8
1969:3                                 211.6                                 2474.6                                  8.6
1969:4                                 222.9                                 2472.4                                  9.0
1970:1                                 233.6                                 2475.1                                  9.4
1970:2                                 229.2                                 2353.3                                  9.7
1970:3                                 225.4                                 2472.8                                  9.1
1970:4                                 222.5                                 2567.0                                  8.7
1971:1                                 216.2                                 2694.5                                  8.0
1971:2                                 211.8                                 2724.4                                  7.8
1971:3                                 215.0                                 2762.9                                  7.8
1971:4                                 210.0                                 2859.4                                  7.3
1972:1                                 210.9                                 2971.9                                  7.1
1972:2                                 208.3                                 3009.0                                  6.9
1972:3                                 207.4                                 3072.0                                  6.8
1972:4                                 205.6                                 3274.5                                  6.3
1973:1                                 208.7                                 3261.3                                  6.4
1973:2                                 211.6                                 3237.6                                  6.5
1973:3                                 222.0                                 3382.5                                  6.6
1973:4                                 227.5                                 3282.2                                  6.9
1974:1                                 237.0                                 3338.2                                  7.1
1974:2                                 240.3                                 3297.3                                  7.3
1974:3                                 260.3                                 3200.3                                  8.1
1974:4                                 269.4                                 3251.8                                  8.3
1975:1                                 269.3                                 3456.1                                  7.8
1975:2                                 265.3                                 3643.5                                  7.3
1975:3                                 275.9                                 3619.2                                  7.6
1975:4                                 285.5                                 3712.9                                  7.7
1976:1                                 283.5                                 3887.6                                  7.3
1976:2                                 287.6                                 3997.2                                  7.2
1976:3                                 289.5                                 4092.7                                  7.1
1976:4                                 287.3                                 4205.9                                  6.8
1977:1                                 296.3                                 4253.4                                  7.0
1977:2                                 297.1                                 4354.4                                  6.8
1977:3                                 301.2                                 4415.5                                  6.8
1977:4                                 300.9                                 4471.5                                  6.7
1978:1                                 309.4                                 4546.2                                  6.8
1978:2                                 318.8                                 4732.2                                  6.7
1978:3                                 326.3                                 4927.4                                  6.6
1978:4                                 341.4                                 5007.4                                  6.8
1979:1                                 358.3                                 5204.8                                  6.9
1979:2                                 372.0                                 5357.5                                  6.9
1979:3                                 381.7                                 5579.8                                  6.8
1979:4                                 413.1                                 5746.4                                  7.2
1980:1                                 430.0                                 5767.2                                  7.5
1980:2                                 419.1                                 6019.5                                  7.0
1980:3                                 426.4                                 6309.1                                  6.8
1980:4                                 439.6                                 6607.2                                  6.7
1981:1                                 440.8                                 6721.1                                  6.6
1981:2                                 440.7                                 6815.6                                  6.5
1981:3                                 453.1                                 6779.1                                  6.7
1981:4                                 461.2                                 7029.7                                  6.6
1982:1                                 484.9                                 7046.9                                  6.9
1982:2                                 509.8                                 7132.4                                  7.1
1982:3                                 529.4                                 7356.0                                  7.2
1982:4                                 527.1                                 7640.9                                  6.9
1983:1                                 540.7                                 7921.5                                  6.8
1983:2                                 568.4                                 8248.0                                  6.9
1983:3                                 604.9                                 8365.4                                  7.2
1983:4                                 619.2                                 8429.2                                  7.3
1984:1                                 637.4                                 8435.3                                  7.6
1984:2                                 700.2                                 8512.1                                  8.2
1984:3                                 740.4                                 8794.9                                  8.4
1984:4                                 737.0                                 8994.3                                  8.2
1985:1                                 815.9                                 9316.6                                  8.8
1985:2                                 833.9                                 9566.4                                  8.7
1985:3                                 866.9                                 9593.3                                  9.0
1985:4                                 955.9                                10159.4                                  9.4
1986:1                                 958.9                                10595.6                                  9.1
1986:2                                 988.8                                10856.0                                  9.1
1986:3                                1025.5                                10775.9                                  9.5
1986:4                                1073.5                                11254.0                                  9.5
1987:1                                1129.0                                11904.2                                  9.5
1987:2                                1190.9                                12106.7                                  9.8
1987:3                                1244.2                                12457.0                                 10.0
1987:4                                1264.8                                11937.2                                 10.6
1988:1                                1277.6                                12293.6                                 10.4
1988:2                                1329.1                                12589.2                                 10.6
1988:3                                1400.8                                12749.4                                 11.0
1988:4                                1478.6                                13122.3                                 11.3
1989:1                                1525.6                                13438.6                                 11.4
1989:2                                1532.0                                13803.2                                 11.1
1989:3                                1564.7                                14258.9                                 11.0
1989:4                                1582.4                                14515.4                                 10.9
1990:1                                1617.3                                14513.9                                 11.1
1990:2                                1661.6                                14783.9                                 11.2
1990:3                                1731.6                                14389.6                                 12.0
1990:4                                1837.8                                14929.5                                 12.3
1991:1                                1848.9                                15511.2                                 11.9
1991:2                                1898.5                                15530.0                                 12.2
1991:3                                1934.6                                15838.6                                 12.2
1991:4                                1975.7                                16427.7                                 12.0
1992:1                                1993.2                                16420.0                                 12.1
1992:2                                2022.8                                16412.9                                 12.3
1992:3                                2058.7                                16623.7                                 12.4
1992:4                                2105.8                                17235.8                                 12.2
1993:1                                2158.7                                17570.4                                 12.3
1993:2                                2161.9                                17732.3                                 12.2
1993:3                                2134.5                                18059.8                                 11.8
1993:4                                2203.8                                18417.4                                 12.0
1994:1                                2276.7                                18362.9                                 12.4
1994:2                                2349.3                                18472.9                                 12.7
1994:3                                2394.6                                18880.8                                 12.7
1994:4                                2477.7                                19102.6                                 13.0
1995:1                                2456.2                                19680.2                                 12.5
1995:2                                2414.5                                20325.3                                 11.9
1995:3                                2485.0                                21072.8                                 11.8
1995:4                                2465.1                                21741.9                                 11.3
1996:1                                2493.7                                22399.4                                 11.1
1996:2                                2604.4                                22942.6                                 11.4
1996:3                                2650.1                                23306.2                                 11.4
1996:4                                2678.9                                24107.2                                 11.1
1997:1                                2658.3                                24261.9                                 11.0
1997:2                                2655.3                                25981.9                                 10.2
1997:3                                2663.5                                27004.6                                  9.9
1997:4                                2706.0                                27488.4                                  9.8
1998:1                                2740.8                                29279.9                                  9.4
1998:2                                2849.3                                29660.2                                  9.6
1998:3                                2859.8                                28129.0                                 10.2
1998:4                                2759.9                                30537.4                                  9.0
1999:1                                2850.1                                31245.3                                  9.1
1999:2                                2908.2                                32361.0                                  9.0
1999:3                                2970.5                                31682.6                                  9.4
1999:4                                3081.4                                35175.3                                  8.8
2000:1                                3010.3                                35967.7                                  8.4
2000:2                                3019.7                                35081.0                                  8.6
2000:3                                2986.2                                34975.3                                  8.5
2000:4                                2980.6                                33351.6                                  8.9
2001:1                                2905.7                                31628.1                                  9.2
2001:2                                2740.0                                32203.6                                  8.5
2001:3                                2726.8                                30403.0                                  9.0

                  Household Financial Assets                          30.4 trillion
                         Fixed-Income Assets                           2.7 trillion
                Value of 1% shift into bonds                            304 billion

                          [GRAPH APPEARS HERE]
1994                                  2276.7                                18362.9                                 12.4
1994                                  2349.3                                18472.9                                 12.7
1994                                  2394.6                                18880.8                                 12.7
1994                                  2477.7                                19102.6                                 13.0
1995                                  2456.2                                19680.2                                 12.5
1995                                  2414.5                                20325.3                                 11.9
1995                                  2485.0                                21072.8                                 11.8
1995                                  2465.1                                21741.9                                 11.3
1996                                  2493.7                                22399.4                                 11.1
1996                                  2604.4                                22942.6                                 11.4
1996                                  2650.1                                23306.2                                 11.4
1996                                  2678.9                                24107.2                                 11.1
1997                                  2658.3                                24261.9                                 11.0
1997                                  2655.3                                25981.9                                 10.2
1997                                  2663.5                                27004.6                                  9.9
1997                                  2706.0                                27488.4                                  9.8
1998                                  2740.8                                29279.9                                  9.4
1998                                  2849.3                                29660.2                                  9.6
1998                                  2859.8                                28129.0                                 10.2
1998                                  2759.9                                30537.4                                  9.0
1999                                  2850.1                                31245.3                                  9.1
1999                                  2908.2                                32361.0                                  9.0
1999                                  2970.5                                31682.6                                  9.4
1999                                  3081.4                                35175.3                                  8.8
2000                                  3010.3                                35967.7                                  8.4
2000                                  3019.7                                35081.0                                  8.6
2000                                  2986.2                                34975.3                                  8.5
2000                                  2980.6                                33351.6                                  8.9
2001                                  2905.7                                31628.1                                  9.2
2001                                  2740.0                                32203.6                                  8.5


According to data from the Federal Reserve, the overall percentage of bonds held in individual investors' portfolios has decreased over the past seven years. [Source: Federal Reserve Flow of Funds, Q3 2001]. This chart compares the aggregate amount of all fixed-income securities held by households with the total value of all household investments for the specific quarterly time periods shown. The quarter-to-quarter values and trends depicted here are not necessarily representative of other time periods. No representation is made, nor should any inference be drawn, to any standard, correct or historical average amount of household fixed-income investment.

Municipal Bond/Equity Portfolios May
Provide Attractive Returns and Reduced Risk


Nuveen research shows that, over the past 20 years, a portfolio of 20% municipal bonds and 80% stocks produced 99% of the annual after-tax return of an all-equity portfolio, with measurably less risk.




These conclusions are based on research done by Nuveen Investments using the following portfolio assumptions: Municipal bonds are represented by the Lehman Brothers Long Municipal Index. Treasury Bonds are represented by Lehman Brothers Long Treasury Index. Equities are the S&P 500 stocks as tracked by the Ibbotson Associates Large Company Stock Index. It is not possible to invest directly in any of these indexes. Hypothetical portfolios using varying percentages of municipal bonds and equities, in each case totaling 100%, were constructed, and the investment results and volatility determined for every year from 1982 through 2001.

All investment income generated by the portfolio was considered to be reinvested annually, along with the after-tax proceeds of an arbitrarily assumed 20% annualized turnover rate. The allocation between the two assets was allowed to fluctuate within a 5% band around its target before rebalancing. No provision was made for investment fees or commissions. Investment income was taxed at the historically appropriate rate for an individual with $100,000 in taxable income in year 2001 dollars. Net capital gains taxes, if any, were deducted at the rate appropriate for the period. At the end of 2001, the portfolios were fully liquidated to recognize the existing tax liability.

This study was based on historical data gathered from sources Nuveen Investments considers to be reliable and consistent. The results produced by this study in no way should be considered representative of the past performance of any actual investment product or predictive of future investment expectations and performance for the municipal market or any actual investment products.

20 Yr. Horizon Data Tables
1-Balanced Portfolios with Large Cap Equities

After-Tax Returns

[GRAPH APPEARS HERE]

 Bond           Long Municipals         Long Treasuries         Long Corporates
Portion        Risk       Return       Risk       Return       Risk       Return
   0%         15.29%      11.94%      15.29%      11.94%      15.29%      11.94%
   5%         14.65%      11.94%      14.67%      11.82%      14.67%      11.81%
  10%         14.03%      11.89%      14.06%      11.66%      14.06%      11.65%
  15%         13.42%      11.85%      13.48%      11.50%      13.47%      11.49%
  20%         12.81%      11.79%      12.91%      11.33%      12.88%      11.31%
  25%         12.22%      11.74%      12.37%      11.16%      12.31%      11.14%
  30%         11.64%      11.67%      11.85%      10.98%      11.74%      10.96%
  35%         11.08%      11.61%      11.36%      10.79%      11.20%      10.77%
  40%         10.55%      11.54%      10.90%      10.60%      10.68%      10.58%
  45%         10.04%      11.46%      10.49%      10.40%      10.18%      10.39%
  50%          9.56%      11.38%      10.12%      10.20%       9.72%      10.19%
  55%          9.12%      11.30%       9.80%      10.00%       9.29%       9.99%
  60%          8.72%      11.21%       9.53%       9.79%       8.89%       9.79%
  65%          8.37%      11.12%       9.33%       9.58%       8.54%       9.58%
  70%          8.07%      11.03%       9.19%       9.37%       8.24%       9.38%
  75%          7.83%      10.94%       9.11%       9.15%       8.00%       9.17%
  80%          7.65%      10.84%       9.10%       8.94%       7.81%       8.96%
  85%          7.54%      10.74%       9.16%       8.72%       7.68%       8.75%
  90%          7.50%      10.64%       9.28%       8.50%       7.62%       8.54%
  95%          7.53%      10.54%       9.46%       8.28%       7.63%       8.34%
 100%          7.63%      10.43%       9.70%       8.05%       7.70%       8.11%

     Market price is affected by many factors, including market interest rates, income tax rates, the common shares' net asset value and dividend stability, the portfolio's duration, call protection and credit quality, analyst recommendations, and other market factors. Any of these factors individually or collectively may, at any given time, be as or more important to market price than annualized dividend rates. A positive correlation does not necessarily mean that higher dividends cause or result in higher market prices, and you should not assume that any particular level of dividends will result in any particular market price. In addition, the positive correlation between dividends and market price of this group of funds does not necessarily mean that every fund in the group exhibits a positive correlation between dividend and market price, and it is possible that the Fund may not exhibit such a correlation. There can be no assurance that the correlation suggested by the above data will continue in the future.

On Average Nuveen Funds Have Traded At Greater Premiums or Smaller Discounts than Competing Funds



[Graph Appears Here]

28-Jun-96       0.044572079
 5-Jul-96       0.042336686
12-Jul-96       0.046633142
19-Jul-96       0.046412596
26-Jul-96       0.046913793
 2-Aug-96       0.042839559
 9-Aug-96       0.044755029
16-Aug-96       0.043179598
23-Aug-96       0.043758381
30-Aug-96       0.042936303
 6-Sep-96       0.041913793
13-Sep-96       0.044113506
20-Sep-96       0.043598898
27-Sep-96       0.042846126
 4-Oct-96       0.046550393
11-Oct-96       0.04325735
18-Oct-96       0.04116951
25-Oct-96       0.044694979
 1-Nov-96       0.042641379
 8-Nov-96       0.043968421
15-Nov-96       0.042849728
22-Nov-96       0.040592257
29-Nov-96       0.041107804
 6-Dec-96       0.038137689
13-Dec-96       0.037551361
20-Dec-96       0.034563339
27-Dec-96       0.043577132
 3-Jan-97       0.041022747
10-Jan-97       0.041572293
17-Jan-97       0.041860617
24-Jan-97       0.040527284
31-Jan-97       0.037549788
 7-Feb-97       0.033932486
14-Feb-97       0.033059528
21-Feb-97       0.03422069
28-Feb-97       0.034364912
 7-Mar-97       0.033644283
14-Mar-97       0.03599516
21-Mar-97       0.036175318
27-Mar-97       0.039503811
 4-Apr-97       0.040944707
11-Apr-97       0.041985239
18-Apr-97       0.041149304
25-Apr-97       0.039921718
 2-May-97       0.041944484
 9-May-97       0.042504206
16-May-97       0.039914924
23-May-97       0.04066186
30-May-97       0.041939438
 6-Jun-97       0.042596972
13-Jun-97       0.041836097
20-Jun-97       0.040601538
27-Jun-97       0.040865297
 3-Jul-97       0.044411539
11-Jul-97       0.037568569
18-Jul-97       0.034234
25-Jul-97       0.038522115
 8-Aug-97       0.035379787
15-Aug-97       0.03273153
22-Aug-97       0.04029108
29-Aug-97       0.037233259
 5-Sep-97       0.041429825
12-Sep-97       0.042412528
19-Sep-97       0.042494317
26-Sep-97       0.043137061
 3-Oct-97       0.041079948
10-Oct-97       0.036549511
17-Oct-97       0.037820911
24-Oct-97       0.036572942
31-Oct-97       0.036296244
 7-Nov-97       0.036971035
14-Nov-97       0.037746733
21-Nov-97       0.036235724
28-Nov-97       0.034928058
 5-Dec-97       0.03759602
12-Dec-97       0.03694678
19-Dec-97       0.039660897
26-Dec-97       0.039236665
 2-Jan-98       0.039619687
 9-Jan-98       0.044366773
16-Jan-98       0.038933121
23-Jan-98       0.037478394
30-Jan-98       0.040981632
 6-Feb-98       0.044253503
13-Feb-98       0.048217687
20-Feb-98       0.045418904
27-Feb-98       0.045606483
 6-Mar-98       0.05044092
13-Mar-98       0.053888158
20-Mar-98       0.054673246
27-Mar-98       0.053675439
 3-Apr-98       0.055637624
 9-Apr-98       0.052235894
17-Apr-98       0.054192034
24-Apr-98       0.050518374
 8-May-98       0.049896385
15-May-98       0.051353821
22-May-98       0.051483104
29-May-98       0.045881903
 5-Jun-98       0.055602496
12-Jun-98       0.055573296
19-Jun-98       0.053353468
26-Jun-98       0.050081479
 2-Jul-98       0.050875309
10-Jul-98       0.05453185
17-Jul-98       0.049196788
24-Jul-98       0.048390204
31-Jul-98       0.051474744
 7-Aug-98       0.049411162
14-Aug-98       0.049813964
21-Aug-98       0.05188779
28-Aug-98       0.051906354
 4-Sep-98       0.050087127
11-Sep-98       0.04917935
18-Sep-98       0.046593528
25-Sep-98       0.047709123
 2-Oct-98       0.057751133
 9-Oct-98       0.054570175
16-Oct-98       0.056760965
23-Oct-98       0.048675439
30-Oct-98       0.049666667
 6-Nov-98       0.046473684
20-Nov-98       0.043697368
27-Nov-98       0.042625
 4-Dec-98       0.048682018
11-Dec-98       0.047938596
18-Dec-98       0.045574561
24-Dec-98       0.044484649
 8-Jan-99       0.040269737
15-Jan-99       0.032574561
22-Jan-99       0.032019737
29-Jan-99       0.032486842
 5-Feb-99       0.042296053
12-Feb-99       0.042750239
19-Feb-99       0.043902073
26-Feb-99       0.044498884
 5-Mar-99       0.04725933
19-Mar-99       0.054052316
26-Mar-99       0.053597122
 1-Apr-99       0.058263788
 9-Apr-99       0.049830129
16-Apr-99       0.059694926
23-Apr-99       0.060500788
30-Apr-99       0.059889169
 7-May-99       0.057512974
14-May-99       0.056063872
21-May-99       0.051220927
28-May-99       0.05302889
 4-Jun-99       0.05539521
11-Jun-99       0.057811171
18-Jun-99       0.06445
25-Jun-99       0.067863095
 2-Jul-99       0.068096429
 9-Jul-99       0.071166667
16-Jul-99       0.076167857
23-Jul-99       0.081947619
30-Jul-99       0.082119048
 6-Aug-99       0.077934884
20-Aug-99       0.07645155
27-Aug-99       0.074089922
 3-Sep-99       0.074571839
10-Sep-99       0.076186207
17-Sep-99       0.069099425
24-Sep-99       0.070118571
 1-Oct-99       0.055396667
 8-Oct-99       0.063321841
15-Oct-99       0.060172669
22-Oct-99       0.057560767
29-Oct-99       0.056708398
 5-Nov-99       0.057400231
12-Nov-99       0.052517238
19-Nov-99       0.052458398
26-Nov-99       0.050856895
10-Dec-99       0.029167111
17-Dec-99       0.022930972
23-Dec-99       0.031247988
31-Dec-99       0.030041852
 7-Jan-00       0.034098191
14-Jan-00       0.02985598
21-Jan-00       0.030763375
28-Jan-00       0.036890351
 4-Feb-00       0.043249219
11-Feb-00       0.042941578
18-Feb-00       0.037741596
25-Feb-00       0.037772843
 3-Mar-00       0.031488401
10-Mar-00       0.035108011
17-Mar-00       0.040553742
24-Mar-00       0.046507843
31-Mar-00       0.0504471
 7-Apr-00       0.047919915
14-Apr-00       0.045770233
20-Apr-00       0.041533157
28-Apr-00       0.041838665
 5-May-00       0.046265678
12-May-00       0.042325106
19-May-00       0.046130932
26-May-00       0.04666536
 2-Jun-00       0.047785911
 9-Jun-00       0.049809534
16-Jun-00       0.048623199
23-Jun-00       0.044137394
30-Jun-00       0.040320869
 7-Jul-00       0.045994597
14-Jul-00       0.038319492
21-Jul-00       0.037719386
28-Jul-00       0.042682839
 4-Aug-00       0.044612288
11-Aug-00       0.042435805
18-Aug-00       0.037838661
25-Aug-00       0.040834263
 1-Sep-00       0.043817958
 8-Sep-00       0.042935636
15-Sep-00       0.038175499
22-Sep-00       0.041251663
29-Sep-00       0.040976185
 6-Oct-00       0.04203186
13-Oct-00       0.031649968
20-Oct-00       0.034736966
27-Oct-00       0.044490667
 3-Nov-00       0.052386183
17-Nov-00       0.053132482
24-Nov-00       0.054112744
 1-Dec-00       0.023133662
 8-Dec-00       0.048791139
15-Dec-00       0.051525316
22-Dec-00       0.048712615
29-Dec-00       0.051922656
 5-Jan-01       0.058615104
12-Jan-01       0.056114246
19-Jan-01       0.054739501
26-Jan-01       0.055520134
 2-Feb-01       0.058139048
 9-Feb-01       0.051868149
16-Feb-01       0.051985582
23-Feb-01       0.054773168
 2-Mar-01       0.037264033
 9-Mar-01       0.056907458
16-Mar-01       0.05181887
23-Mar-01       0.046485198
30-Mar-01       0.051052429
 6-Apr-01       0.053114011
12-Apr-01       0.057032542
20-Apr-01       0.057815266
27-Apr-01       0.058606757
 4-May-01       0.073973346
11-May-01       0.047453979
18-May-01       0.072847939
25-May-01       0.068227804
 1-Jun-01       0.071706711
 8-Jun-01       0.071167402
15-Jun-01       0.062091156
22-Jun-01       0.072736735
29-Jun-01       0.060622449
 6-Jul-01       0.075916
13-Jul-01       0.061898
20-Jul-01       0.073488
27-Jul-01       0.072848
 3-Aug-01       0.072396
10-Aug-01       0.071645
17-Aug-01       0.069541
24-Aug-01       0.067018
31-Aug-01       0.056737
 7-Sep-01       0.061211
10-Sep-01       0.0605
21-Sep-01       0.055704
28-Sep-01       0.054845

 5-Oct-01       0.057874
12-Oct-01       0.053677
19-Oct-01       0.053425
26-Oct-01       0.056936
 2-Nov-01       0.055613
 9-Nov-01       0.053192
16-Nov-01       0.051534
23-Nov-01       0.056095
30-Nov-01       0.057148
 7-Dec-01       0.061395
14-Dec-01       0.064372
21-Dec-01       0.057279
28-Dec-01       0.055627
 4-Jan-02       0.051193
11-Jan-02       0.053965
18-Jan-02       0.053611
25-Jan-02       0.039327
 1-Feb-02       0.034753

This chart shows the week-by-week difference between the average premium or discount for all Nuveen municipal closed-end funds and all non-Nuveen municipal closed-end funds as reported by Lipper for the five-year period from September 27, 1996 through February 1, 2002. The weekly averages include all Nuveen and non-Nuveen funds in existence during that week over the course of this measurement period. As of February 1, 2002, there were 71 Nuveen funds and 146 non-Nuveen funds included in the Lipper database. Past trading history is no guarantee of future results, and is no guarantee of how these new
Funds may trade.

Nuveen Insured New York Dividend Advantage Municipal Fund 7,000,000 Common
Shares


                  ------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION

                  ------------------------------------------

                                 March 25, 2002